PROSPECTUS

                                  May 20, 2002

                            JNLNY VARIABLE FUND I LLC
                 225 West Wacker Drive o Chicago, Illinois 60606

This Prospectus provides you with the basic information you should know before investing in the JNLNY Variable Fund I LLC (JNLNY Variable Fund). The JNLNY Variable Fund offers interests in separate Funds, which are comprised of Target Funds.

The interests of JNLNY Variable Fund are sold to JNLNY Separate Account I to fund the benefits of variable annuity contracts. JNLNY Variable Fund currently offers interests in the following separate Funds, each with its own investment objective.

First Trust/JNL The DowSM Target 10 Fund
First Trust/JNL The S&P(R) Target 10 Fund
First Trust/JNL Global Target 15 Fund
First Trust/JNL Target 25 Fund
First Trust/JNL Target Small-Cap Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED JNLNY VARIABLE FUND'S SECURITIES, OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

For more detailed information about JNLNY Variable Fund and the separate Funds, see JNLNY Variable Fund's Statement of Additional Information (SAI), which is incorporated by reference into this prospectus.



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"Dow Jones", "Dow Jones Industrial AverageSM", "DJIASM" and "The Dow 10SM" are
service marks of Dow Jones & Company, Inc. (Dow Jones). Dow Jones has no relationship to JNLNY Variable Fund, other than the licensing of the Dow Jones Industrial Average (DJIA) and its service marks for use in connection with the First Trust/JNL The Dow Target 10 Fund.

Dow Jones does not:

o    Sponsor,  endorse,  sell or promote the First  Trust/JNL  The Dow Target 10
     Fund.

o Recommend that any person invest in the First Trust/JNL The Dow Target 10 Fund or any other securities.

o Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the First Trust/JNL The Dow Target 10 Fund.

o Have any responsibility or liability for the administration, management or marketing of the First Trust/JNL The Dow Target 10 Fund.

o Consider the needs of the First Trust/JNL The Dow Target 10 Fund or the owners of the First Trust/JNL The Dow Target 10 Fund in determining, composing or calculating the DJIA or have any obligation to do so.

--------------------------------------------------------------------------------

DOW JONES WILL NOT HAVE ANY LIABILITY IN CONNECTION WITH THE FIRST TRUST/JNL THE DOW TARGET 10 FUND. SPECIFICALLY,

O DOW JONES DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES DISCLAIMS ANY WARRANTY ABOUT:

     O THE RESULTS TO BE OBTAINED BY THE FIRST TRUST/JNL THE DOW TARGET 10 FUND, THE OWNERS OF THE FIRST TRUST/JNL THE DOW TARGET 10 FUND OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DJIA AND THE DATA INCLUDED IN THE DJIA;

     O    THE ACCURACY OR COMPLETENESS OF THE DJIA AND ITS DATA;

     O THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DJIA AND ITS DATA.

DOW JONES WILL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE DJIA OR ITS DATA.

UNDER NO CIRCUMSTANCES WILL DOW JONES BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES KNOWS THAT THEY MIGHT OCCUR.

THE LICENSING AGREEMENT BETWEEN FIRST TRUST ADVISORS L.P. AND DOW JONES IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE FIRST TRUST/JNL THE DOW TARGET 10 FUND OR ANY OTHER THIRD PARTIES.
--------------------------------------------------------------------------------

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", and "Standard & Poor's 500"are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life Insurance Company. The First Trust/JNL The S&P(R) Target 10 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Funds. Please see the SAI which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

"JNL(R)", "Jackson National(R)" and "Jackson National Life(R)" are trademarks of Jackson National Life Insurance Company.



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                                TABLE OF CONTENTS

About the Funds of the JNLNY Variable Fund I LLC..................................................................1

         First Trust/JNL The DowSM Target 10 Fund.................................................................1

         First Trust/JNL The S&P(R)Target 10 Fund.................................................................3

         First Trust/JNL Global Target 15 Fund....................................................................5

         First Trust/JNL Target 25 Fund...........................................................................7

         First Trust/JNL Target Small-Cap Fund....................................................................9

         More About the Investment Objectives and Risks of All Funds.............................................11

Management of JNLNY Variable Fund................................................................................14

         Investment Adviser......................................................................................14

         Investment Sub-Adviser..................................................................................14

         Portfolio Management....................................................................................15

Administrative Fee...............................................................................................15

Investment in Fund Interests.....................................................................................15

Redemption of Fund Interests.....................................................................................16

Tax Status.......................................................................................................16

         General.................................................................................................16

         Internal Revenue Services Diversification Requirements..................................................16

Hypothetical Performance Data for Target Strategies..............................................................17

Financial Highlights.............................................................................................19

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                ABOUT THE FUNDS OF THE JNLNY VARIABLE FUND I LLC

FIRST TRUST/JNL THE DOWSM TARGET 10 FUND

INVESTMENT OBJECTIVE. The investment objective of the First Trust/JNL The DowSM Target 10 Fund (The Dow Target 10 Fund) is a high total return through a combination of capital appreciation and dividend income.

PRINCIPAL INVESTMENT STRATEGIES. The Dow Target 10 Fund seeks to achieve its objective by investing approximately equal amounts in the common stock of the ten companies included in the Dow Jones Industrial AverageSM (DJIA) which have the highest dividend yields on or about the business day before each Stock Selection Date. The ten companies are selected only once annually, on or about January 1 (Stock Selection Date). The sub-adviser generally uses a buy and hold strategy, trading only on the business day immediately following each Stock Selection Date and when cash flow activity occurs in the Fund.

PRINCIPAL RISKS OF INVESTING IN THE DOW TARGET 10 FUND. An investment in The Dow Target 10 Fund is not guaranteed. As with any mutual fund, the value of The Dow Target 10 Fund's shares will change and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because The Dow Target 10 Fund invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o NON-DIVERSIFICATION. The Dow Target 10 Fund is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Series may hold securities of a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, The Dow Target 10 Fund is subject to more risk than another fund holding securities of a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in The Dow Target 10 Fund's total return and share price.

     o LIMITED MANAGEMENT. The Dow Target 10 Fund's strategy of investing in ten companies according to criteria determined on a Stock Selection Date prevents The Dow Target 10 Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the ten selected companies, between Stock Selection Dates. As compared to other funds, this could subject The Dow Target 10 Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent The Dow Target 10 Fund from taking advantage of opportunities available to other funds.

PERFORMANCE. The performance of the Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

The Fund has not commenced operations as of the effective date of this prospectus. Therefore, a bar chart and table have not been included for the Fund.

ADDITIONAL  INFORMATION  ABOUT  THE  PRINCIPAL  INVESTMENT   STRATEGIES,   OTHER
INVESTMENTS AND RISKS OF THE FUND.

The Dow Target 10 Fund invests in the common stock of ten companies included in The DJIA. The ten common stocks are chosen on or about the business day before each Stock Selection Date as follows:

     o the sub-adviser determines the dividend yield on each common stock in The DJIA on or about the business day before the Stock Selection Date;

     o the sub-adviser allocates approximately equal amounts of The Dow Target 10 Fund to the ten companies in The DJIA that have the highest dividend yield.

For the purpose of determining the allocation among the selected stocks of purchases and sales which will be made in response to cash inflows and outflows prior to the next Stock Selection Date, the sub-adviser determines the percentage relationship between the number of shares of each of the ten common stocks selected. Between Stock Selection Dates, The Dow Target 10 Fund purchases and sells common stocks of the ten selected companies approximately according to the percentage relationship among the common stocks established on the prior Stock Selection Date.

The stocks in The Dow Target 10 Fund are not expected to reflect the entire DJIA nor track the movements of The DJIA.

The performance of The Dow Target 10 Fund depends on the sub-adviser's ability to effectively implement the investment strategies of this Fund.

The SAI has more information about The Dow Target 10 Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.


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FIRST TRUST/JNL THE S&P(R) TARGET 10 FUND

INVESTMENT OBJECTIVE. The investment objective of the First Trust/JNL The S&P(R) Target 10 Fund (S&P Target 10 Fund) is a high total return through a combination of capital appreciation and dividend income.

PRINCIPAL INVESTMENT STRATEGIES. The S&P Target 10 Fund seeks to achieve its objective by investing approximately equal amounts in the common stocks of 10 companies selected from a pre-screened subset of the stocks listed in The S&P 500 Index, on or about the last business day before each Stock Selection Date. The ten companies are selected only once annually on or about January 1 (Stock Selection Date). The sub-adviser generally uses a buy and hold strategy, trading only on the business day immediately following each Stock Selection Date and when cash flow activity occurs in the Fund.

PRINCIPAL RISKS OF INVESTING IN THE S&P Target 10 Fund. An investment in The S&P Target 10 Fund is not guaranteed. As with any mutual fund, the value of The S&P Target 10 Fund's shares will change and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because The S&P Target 10 Fund invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o NON-DIVERSIFICATION. The S&P Target 10 Fund is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Fund may hold securities of a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, The S&P Target 10 Fund is subject to more risk than another fund holding securities of a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in The S&P Target 10 Fund's total return and share price.

     o LIMITED MANAGEMENT. The S&P Target 10 Fund's strategy of investing in ten companies according to criteria determined on a Stock Selection Date prevents The S&P Target 10 Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the ten selected companies, between Stock Selection Dates. As compared to other funds, this could subject The S&P Target 10 Fund to more risk if one of the common stocks selected declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent The S&P Target 10 Fund from taking advantage of opportunities available to other funds.

PERFORMANCE. The performance of the Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

The Fund has not commenced operations as of the effective date of this prospectus. Therefore, a bar chart and table have not been included for the Fund.

ADDITIONAL  INFORMATION  ABOUT  THE  PRINCIPAL  INVESTMENT   STRATEGIES,   OTHER
INVESTMENTS AND RISKS OF THE FUND.

The S&P Target 10 Fund consists of a portfolio of 10 common stocks selected on or about the business day before each Stock Selection Date through the following process:

     o first, the sub-adviser ranks the companies in The S&P 500 Index by market capitalization;

     o the sub-adviser selects half of the companies in The S&P 500 Index with the largest market capitalization;

     o from the remaining companies, the sub-adviser selects the half with the lowest price to sales ratio;

     o from the remaining companies, the sub-adviser selects the 10 common stocks with the greatest one year price appreciation;

     o the sub-adviser allocates approximately equal amounts of The S&P Target 10 Fund to the selected 10 common stocks.

For the purpose of determining the allocation among the selected stocks of purchases and sales which will be made in response to cash inflows and outflows prior to the next Stock Selection Date, the sub-adviser determines the percentage relationship between the number of shares of each of the 10 common stocks selected. Between Stock Selection Dates, when cash inflows or outflows require, The S&P Target Fund purchases and sells common stocks of the ten selected companies according to the percentage relationship among the common stocks established at the prior Stock Selection Date.

The stocks in The S&P Target 10 Fund are not expected to reflect the entire S&P 500 Index nor track the movements of The S&P 500 Index.

The performance of The S&P Target 10 Fund depends on the sub-adviser's ability to effectively implement the investment strategies of this Fund.

The SAI has more information about The S&P Target 10 Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

FIRST TRUST/JNL GLOBAL TARGET 15 FUND

INVESTMENT OBJECTIVE. The investment objective of the First Trust/JNL Global Target 15 Fund (Global Target 15 Fund) is a high total return through a combination of capital appreciation and dividend income.

PRINCIPAL INVESTMENT STRATEGIES. The Global Target 15 Fund seeks to achieve its objective by investing in the common stocks of certain companies which are components of The Dow Jones Industrial AverageSM (DJIA), the Financial Times Industrial Ordinary Share Index (FT Index) and the Hang Seng Index. The Global Target 15 Fund consists of common stocks of the five companies with the lowest per share stock price of the ten companies in each of The DJIA, the FT Index and the Hang Seng Index, respectively, that have the highest dividend yields in the respective index, on or about the last business day before each Stock Selection Date. The fifteen companies are selected only once annually on or about January 1 (Stock Selection Date). The sub-adviser generally uses a buy and hold strategy, trading only on the business day immediately following each Stock Selection Date and when cash flow activity occurs in the Fund.

PRINCIPAL RISKS OF INVESTING IN THE GLOBAL TARGET 15 FUND. An investment in the Global Target 15 Fund is not guaranteed. As with any mutual fund, the value of the Global Target 15 Fund's shares will change and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Global Target 15 Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o NON-DIVERSIFICATION. The Global Target 15 Fund is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Fund may hold securities of a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Global Target 15 Fund is subject to more risk than another fund holding securities of a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Global Target 15 Fund's total return and share price.

     o FOREIGN INVESTING RISK. Because the Global Target 15 Fund invests in stocks of foreign companies, it is also subject to foreign investing risk. Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. In particular, because the Global Target 15 Fund is concentrated in the securities of United Kingdom and Hong Kong issuers, any economic development that negatively affects the United Kingdom or Hong Kong may have an adverse effect on issuers contained in the Global Target 15 Fund. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Global Target 15 Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Global Target 15 Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Global Target 15 Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o LIMITED MANAGEMENT. The Global Target 15 fund's strategy of investing in fifteen companies according to criteria determined on a Stock Selection Date prevents the Global Target 15 Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the fifteen selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Global Target 15 Fund to more risk if one of the common stocks selected declines in price or if certain sectors of the market, or the United States economy or foreign economies to which the Fund's investments are exposed, experience downturns. The investment strategy may also prevent the Global Target 15 Fund from taking advantage of opportunities available to other funds.

PERFORMANCE. The performance of the Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

The Fund has not commenced operations as of the effective date of this prospectus. Therefore, a bar chart and table have not been included for the Fund.

ADDITIONAL  INFORMATION  ABOUT  THE  PRINCIPAL  INVESTMENT   STRATEGIES,   OTHER
INVESTMENTS AND RISKS OF THE FUND.

The Global Target 15 Fund invests in the common stock of fifteen companies included in The DJIA, the FT Index and the Hang Seng Index. The fifteen common stocks are chosen on or about the business day before each Stock Selection Date as follows:

     o the sub-adviser determines the dividend yield on each common stock in The DJIA, the FT Index and the Hang Seng Index;

     o the sub-adviser determines the ten companies in each of The DJIA, the FT Index and the Hang Seng Index that have the highest dividend yield in the respective index;

     o out of those companies, the sub-adviser allocates approximately equal amounts of the Global Target 15 Fund to the common stocks of the five companies in each index with the lowest price per share.

For the purpose of determining allocation among the selected stocks of purchases and sales which will be made in response to cash inflows and outflows prior to the next Stock Selection Date, the sub-adviser determines the percentage relationship between the number of shares of each of the fifteen common stocks selected. Between Stock Selection Dates, when cash inflows and outflows require, the Global Target 15 Fund purchases and sells common stocks of the fifteen selected companies according to the percentage relationship among the common stocks established at the prior Stock Selection Date.

The performance of the Global Target 15 Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

The SAI has more information about the Global Target 15 Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.



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FIRST TRUST/JNL TARGET 25 FUND

INVESTMENT OBJECTIVE. The investment objective of the First Trust/JNL Target 25 Fund (Target 25 Fund) is a high total return through a combination of capital appreciation and dividend income.

PRINCIPAL INVESTMENT STRATEGIES. The Target 25 Fund seeks to achieve its objective by investing in the common stocks of 25 companies selected from a pre-screened subset of the stocks listed on the New York Stock Exchange (NYSE), on or about the last business day before each Stock Selection Date. The 25 companies are selected only once annually on or about January 1 (Stock Selection
Date). The sub-adviser generally uses a buy and hold strategy, trading only on the business day immediately following each Stock Selection Date and when cash flow activity occurs in the Fund.

PRINCIPAL RISKS OF INVESTING IN THE TARGET 25 FUND. An investment in the Target 25 Fund is not guaranteed. As with any mutual fund, the value of the Target 25 Fund's shares will change and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Target 25 Fund invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. Certain of or all of the companies in which the Target 25 Fund may invest may be small capitalization company stocks. Such companies are likely to have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Accordingly, an investment in the Target 25 Fund may not be appropriate for all investors.

     o NON-DIVERSIFICATION. The Target 25 Fund is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Fund may hold securities of a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Target 25 Fund is subject to more risk than another fund holding securities of a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Target 25 Fund's total return and share price.

     o LIMITED MANAGEMENT. The Target 25 Fund's strategy of investing in twenty-five companies according to criteria determined on a Stock Selection Date prevents the Target 25 Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the twenty-five selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Target 25 Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Target 25 Fund from taking advantage of opportunities available to other funds.

PERFORMANCE. The performance of the Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

The Fund has not commenced operations as of the effective date of this prospectus. Therefore, a bar chart and table have not been included for the Fund.

ADDITIONAL  INFORMATION  ABOUT  THE  PRINCIPAL  INVESTMENT   STRATEGIES,   OTHER
INVESTMENTS AND RISKS OF THE FUND.

The Target 25 Fund consists of a portfolio of 25 common stocks selected through the following five-step process on or about the business day before each Stock Selection Date:

     o first, the sub-adviser selects all the dividend-paying common stocks listed on the NYSE (excluding financial, transportation and utility stocks, American Depositary Receipts, limited partnerships any stock included in the Dow Jones Industrial AverageSM);

     o those common stocks are then ranked from highest to lowest market capitalization, and the sub-adviser selects the 400 highest market capitalization stocks;

     o those 400 common stocks are then ranked, in terms of dividend yield, from highest to lowest, and the sub-adviser selects the 75 highest dividend-yielding stocks;

     o from the remaining 75 stocks, the sub-adviser discards the 50 highest dividend-yielding stocks and selects the remaining 25 stocks;

     o the sub-adviser allocates approximately equal amounts of the Target 25 Fund to the 25 common stocks selected for the portfolio.

For the purpose of determining the allocation among the selected stocks of purchases and sales which will be made in response to cash inflows and outflows prior to the next Stock Selection Date, the sub-adviser determines the percentage relationship between the number of shares of each of the twenty-five common stocks selected. Between Stock Selection Dates, when cash inflows and outflows require, the Target 25 Fund purchases and sells common stocks of the twenty-five selected companies according to the percentage relationship among the common stocks established at the Stock Selection Date.

The performance of the Target 25 Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

The SAI has more information about the Target 25 Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

FIRST TRUST/JNL TARGET SMALL-CAP FUND

INVESTMENT OBJECTIVE. The investment objective of the First Trust/JNL Target Small-Cap Fund (Target Small-Cap Fund) is a high total return through capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. Under normal circumstances, the Target Small-Cap Fund seeks to achieve its objective by investing at least 80% of its total assets (including borrowings for investment purposes) in a portfolio of common stocks of 40 small capitalization (small cap) companies selected from a pre-screened subset of the common stocks listed on the New York Stock Exchange
(NYSE), the American Stock Exchange (AMEX) or The Nasdaq Stock Market (Nasdaq), on or about the last business day before each Stock Selection Date. These companies are selected only once annually on or about January 1 (Stock Selection
Date). The sub-adviser generally uses a buy and hold strategy, trading only on the business day immediately following each Stock Selection Date and when cash flow activity occurs in the Fund.

PRINCIPAL RISKS OF INVESTING IN THE TARGET SMALL-CAP FUND. An investment in the Target Small-Cap Fund is not guaranteed. As with any mutual fund, the value of the Target Small-Cap Fund's shares will change and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Target Small-Cap Fund invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Target Small-Cap Fund is likely to invest have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Accordingly, an investment in the Target Small-Cap Fund may not be appropriate for all investors.

     o NON-DIVERSIFICATION. The Target Small-Cap Fund is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Fund may hold securities of a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Target Small-Cap Fund is subject to more risk than another fund holding securities of a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Target Small-Cap Fund's total return and share price.

     o LIMITED MANAGEMENT. The Target Small-Cap Fund's strategy of investing in certain companies according to criteria determined on a Stock Selection Date prevents the Target Small-Cap Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the forty selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Target Small-Cap Fund to more risk if one of the common stocks selected declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Target Small-Cap Fund from taking advantage of opportunities available to other funds.

PERFORMANCE. The performance of the Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

The Fund has not commenced operations as of the effective date of this prospectus. Therefore, a bar chart and table have not been included for the Fund.

ADDITIONAL  INFORMATION  ABOUT  THE  PRINCIPAL  INVESTMENT   STRATEGIES,   OTHER
INVESTMENTS AND RISKS OF THE FUND.

The Target Small-Cap Fund consists of a portfolio of 40 common stocks selected through the following process on or about the business day before each Stock Selection Date:

     o first, the sub-adviser selects all U.S. registered corporations the common stocks of which trade on the NYSE, AMEX or Nasdaq (excluding limited partnerships, American Depositary Receipts and mineral and oil royalty trusts);

     o from those companies, the sub-adviser then selects only those companies which have a market capitalization of between $150 million and $1 billion and whose stocks have an average daily dollar trading volume of at least $500,000 (these dollar limitations will be adjusted periodically for inflation);

     o from the remaining companies, the sub-adviser selects only the stocks of companies with positive three-year sales growth;

     o next, from the remaining companies, the sub-adviser selects only the stocks of companies whose most recent annual earnings are positive;

     o the sub-adviser then eliminates any stock the price of which has appreciated by more than 75% in the last 12 months;

     o from the remaining list, the sub-adviser selects the 40 stocks with the greatest price appreciation in the last 12 months (highest to lowest);

     o the Target Small-Cap Fund purchases the selected 40 common stocks, allocating its assets among them in proportion to the relative market capitalization of each stock.

In each of the above steps, monthly and rolling quarterly data are used in place of annual figures where possible.

For the purpose of determining the allocation among the selected stocks of purchases and sales which will be made in response to cash inflows and outflows prior to the next Stock Selection Date, the sub-adviser determines the percentage relationship between the number of shares of each of the 40 common stocks selected. Between Stock Selection Dates, when cash inflows and outflows require, the Target Small-Cap Fund purchases and sells common stocks of the 40 selected companies according to the percentage relationship among the common stocks established at the prior Stock Selection Date.

The performance of the Target Small-Cap Fund depends on the sub-adviser's ability to effectively implement the investment strategies of this Fund.

The SAI has more information about the Target Small-Cap Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

MORE ABOUT THE INVESTMENT OBJECTIVES AND RISKS OF ALL FUNDS

INVESTMENT OBJECTIVES. The investment objectives and policies of each of the Funds are not fundamental and may be changed by the Board of Managers of the JNLNY Variable Fund, without interest holder approval.

ADDITIONAL  INFORMATION  ABOUT  THE  PRINCIPAL  INVESTMENT   STRATEGIES,   OTHER
INVESTMENTS AND RISKS OF THE TARGET FUNDS.

TARGET FUNDS GENERALLY. It is generally not possible for the sub-adviser to purchase round lots (usually 100 shares) of stocks in amounts that will precisely duplicate the prescribed mix of securities. Also, it usually will be impossible for the Target Funds to be 100% invested in the prescribed mix of securities at any time. To the extent that the Target Funds are not fully invested, the interests of the interest holders may be diluted and total return may not directly track the investment results of the prescribed mix of securities. To minimize this effect, the sub-adviser generally attempts to maintain, to the extent practicable, a minimum cash position at all times. Normally, the only cash items held by the Target Funds will be amounts expected to be deducted as expenses and amounts too small to purchase additional round lots of the securities selected for the Funds' portfolios.

The sub-adviser attempts to replicate the percentage relationship (determined based on the number of shares of each stock, not the stocks' prices or values) of the stocks selected at the prior Stock Selection Date when purchasing or selling stocks for the Target Funds in response to cash inflows or outflows between Stock Selection Dates. This method of allocating purchases and sales of stocks based on the percentage relationships of the number of shares of each stock owned immediately after the Stock Selection Date seeks to minimize the effect of such subsequent purchases and sales, and their timing, on the investment performance of the Fund. The percentage relationship among the number of shares of each of the stocks in the Target Funds should therefore remain relatively stable between Stock Selection Dates. However, given the fact that the market price of each of the selected stocks will vary throughout the year, the value of the stock of each of the companies owned by the Fund, as compared to the total assets of the Target Fund, will fluctuate during the year, above and below the proportions established on the previous Stock Selection Date.

Certain provisions of the Investment Company Act of 1940 limit the ability of a Fund to invest more than 5% of the Fund's total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities (Securities Related Companies). The JNLNY Variable Fund has been granted by the Securities and Exchange Commission (SEC) an exemption from this limitation so that The Dow Target 10, The S&P Target 10 and the Global Target 15 Funds may invest up to 10.5% (for The Dow Target 10 and The S&P Target 10 Funds) and 7.17% (for the Global Target 15 Fund) of the respective Fund's total assets in the stock of Securities Related Companies. The 10.5% and 7.17% respective standards are applied to the value of each security held by a Fund as of the first business day after the Stock Selection Date.

Section 817(h) of the Internal Revenue Code of 1986, as amended ("Code"), provides that, in order for a variable annuity contract that allocates funds to a Fund to qualify as an annuity contract, the Fund must be adequately diversified in accord with regulations issued under the Code. To be adequately diversified under current regulations, a Fund must have (a) no more than 55% of the value of its total assets represented by any one investment; (b) no more than 70% of the value of its total assets represented by any two investments;
(c) no more than 80% of its total assets represented by any three investments; and (d) no more than 90% of the value of its total assets represented by any four investments. The sub-adviser may depart from a Target Fund's investment strategy to the extent necessary to maintain compliance with these requirements.

In selecting the securities to be purchased by each of the Target Funds, the sub-adviser excludes the stocks of companies which, based on publicly available information as of two business days prior to the Stock Selection Date, are the target of an announced merger or acquisition which will result in shareholders receiving stock in another entity in exchange for their investment in the company and which is expected to be completed within six months after the Stock Selection Date. The security selection criteria then are re-applied to select the stock of another company in place of any company so excluded.

DERIVATIVES. The sub-adviser may, but will not necessarily, utilize derivative instruments, such as options, futures contracts, forward contracts, warrants, and indexed securities, for hedging and risk management.

For the Funds that invest in stocks of foreign companies, the sub-adviser may enter into forward contracts to manage the Funds' exposure to changes in foreign currencies associated with the purchase or sale of such stocks. This strategy seeks to minimize the effect of currency appreciation as well as depreciation, but does not protect against a decline in the underlying value of the hedged security. In addition, this strategy may reduce or eliminate the opportunity to profit from increases in the value of the currency in which a Fund's investment is denominated and may adversely impact a Fund's performance if the sub-adviser's projection of future exchange rates is inaccurate.

Investments in derivative instruments involve special risks. In order to realize the desired results from the investment, the Fund's sub-adviser must correctly predict price movements of the underlying asset during the life of the derivative. If the sub-adviser is incorrect in its predictions of such price movements, the Fund may achieve a result less favorable than if the derivative investment had not been made. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. Additionally, if the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the Fund's portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

DESCRIPTION OF INDICES. The portfolios of certain of the Funds consist of the common stocks of companies included in various indices. Except as previously described, the publishers of the indices have not granted the JNLNY Variable Fund or the investment adviser a license to use their respective indices. None of the Funds are designed or intended to result in investment returns that parallel or correlate with the movements in any particular index or a combination of indices and it is expected that their investment returns will not parallel or correlate with such movements. The publishers of the indices have not participated in any way in the creation of any of the Funds of the JNLNY Variable Fund or in the selection of stocks that are purchased or sold for in the Funds. A description of certain of the indices is provided below:

THE DOW JONES INDUSTRIAL AVERAGESM. The stocks included in the DJIA are chosen by the editors of The Wall Street Journal as representative of the broad market and of American industry. The companies are major factors in their industries and their stocks are widely held by individuals and institutional investors.

THE FINANCIAL TIMES INDUSTRIAL ORDINARY SHARE INDEX. The FT Index is comprised of 30 common stocks chosen by the editors of The Financial Times as representative of the British industry and commerce. This index is an unweighted average of the share prices of selected companies. These companies are highly capitalized and major factors in their industries. In addition, their stocks are widely held by individuals and institutional investors.

THE HANG SENG INDEX. The Hang Seng Index presently consists of 33 of the 358 stocks currently listed on the Stock Exchange of Hong Kong Ltd. (Hong Kong Stock Exchange), and it includes companies intended to represent four major market sectors: commerce and industry, finance, properties and utilities. The Hang Seng Index is a recognized indicator of stock market performance in Hong Kong. It is computed on an arithmetic basis, weighted by market capitalization, and is therefore strongly influenced by stocks with large market capitalizations. The Hang Seng Index represents approximately 70% of the total market capitalization of the stocks listed on the Hong Kong Stock Exchange.

THE NASDAQ-100 INDEX. The Nasdaq-100 Index represents the largest and most active nonfinancial domestic and international issues listed on the Nasdaq Stock Market(R). The index is calculated based on a modified capitalization weighted methodology. The Nasdaq Stock Market lists nearly 5,400 companies and trades more shares per day than any other major U.S. market.

THE STANDARD & POOR'S 500 INDEX. Widely regarded as the standard for measuring large-capitalization U.S. stock market performance, the S&P 500 Index includes a representative sample of leading U.S. companies in leading industries. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value.

LEGISLATION. At any time after the date of the Prospectus, legislation may be enacted that could negatively affect the common stock in the Funds or the issuers of such common stock. Further, changing approaches to regulation may have a negative impact on certain companies represented in the Funds. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Funds or will not impair the ability of the issuers of the common stock held in the Funds to achieve their business goals.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Under Delaware law and the JNLNY Variable Fund's Certificate of Formation and Operating Agreement, the management of the business and affairs of the JNLNY Variable Fund is the responsibility of the Board of Managers of the JNLNY Variable Fund.

Jackson National Asset Management, LLC (JNAM), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the JNLNY Variable Fund and provides the JNLNY Variable Fund with professional investment supervision and management. JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company (JNL), which is in turn wholly owned by Prudential plc, a life insurance company in the United Kingdom. JNAM is the successor to Jackson National Financial Services, LLC which served as an investment adviser to the JNLNY Variable Fund until January 31, 2001, when it transferred its duties as investment adviser to JNAM.

JNAM has selected First Trust Advisors L.P. as sub-adviser to manage the investment and reinvestment of the assets of the Funds. JNAM monitors the compliance of the sub-adviser with the investment objectives and related policies of each Fund and reviews the performance of the sub-adviser and reports periodically on such performance to the Board of Managers of the JNLNY Variable Fund.

As compensation for its services, JNAM receives a fee from the JNLNY Variable Fund computed separately for each Fund. The fee for each Fund is stated as an annual percentage of the net assets of the Fund. The fee, which is accrued daily and payable monthly, is calculated on the basis of the average net assets of each Fund.

Each Fund is obligated to pay JNAM the following fees:

Assets                                             Annual Rate
------                                             -----------
All Assets                                            .65%


INVESTMENT SUB-ADVISER

First Trust Advisors L.P. (First Trust), an Illinois limited partnership formed in 1991 and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, is the sub-adviser for each Fund. First Trust's address is 1001 Warrenville Road, Lisle, Illinois 60532. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation (formerly known as Nike Securities Corporation). Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family.

First Trust is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. (formerly known as Nike Securities L.P.) which are substantially similar to certain of the Funds in that they have the same investment objectives as those Funds but have a limited life of approximately one year. First Trust Portfolios L.P. specializes in the underwriting, trading and distribution of unit investment trusts and other securities. First Trust Portfolios L.P., an Illinois limited partnership formed in 1991, acts as sponsor for successive series of The First Trust Combined Series, The First Trust Special Situations Trust, The First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA.

Under the terms of the Sub-Advisory Agreement between First Trust and JNAM, First Trust manages the investment and reinvestment of the assets of each Fund, subject to the oversight and supervision of JNAM and the Board of Managers of the JNLNY Variable Fund. First Trust formulates a continuous investment program for each Fund consistent with its investment objectives and policies outlined in this Prospectus. First Trust implements such programs by purchases and sales of securities and regularly reports to JNAM and the Board of Managers of the JNLNY Variable Fund with respect to the implementation of such programs.

As compensation for its services, First Trust receives a fee from JNAM computed separately for each Fund, stated as an annual percentage of the net assets of such Fund. The SAI contains a schedule of the management fees JNAM currently is obligated to pay First Trust out of the advisory fee it receives from each Fund.

JNAM and the JNLNY Variable Fund, together with other investment companies of which JNAM is investment adviser, have filed an application to obtain an order of exemption from the SEC for a "multi-manager" structure that would allow JNAM to hire, replace or terminate sub-advisers with the approval of the Board of Managers, but without the approval of shareholders. The order also would allow JNAM to revise a sub-advisory agreement with the approval of the Board of Managers, but without shareholder approval. Under the terms of the requested exemption, if granted, if a new sub-adviser is hired by JNAM, shareholders in the affected Fund will receive information about the new sub-adviser within 90 days of the change. The requested order would allow the Funds to operate more efficiently and with greater flexibility.

JNAM provides the following oversight and evaluation services to the Funds:

     o performing initial due diligence on prospective sub-advisers for the Funds

     o    monitoring the performance of sub-advisers

     o    communicating performance expectations to the sub-advisers

     o    ultimately   recommending   to  the  Board  of   Trustees   whether  a
          sub-adviser's contract should be renewed, modified or terminated.

JNAM does not expect to recommend frequent changes of sub-advisers. Although JNAM will monitor the performance of the sub-advisers, there is no certainty that any sub-adviser or Funds will obtain favorable results at any given time. All Funds will seek shareholder approval before relying on the exemptive order, if it is granted.

PORTFOLIO MANAGEMENT

There is no one individual primarily responsible for portfolio management decisions for the Funds. Investments are made under the direction of a committee.

                               ADMINISTRATIVE FEE

In addition to the investment advisory fee, each Fund pays to JNAM an Administrative Fee. Each Fund, except the First Trust/JNL Global Target 15 Fund, pays JNAM an Administrative Fee of .15% of the average daily net assets of the Fund. The First Trust/JNL Global Target 15 Fund pays JNAM an Administrative Fee of .20% of the average daily net assets of the Funds. In return for the Administrative Fee, JNAM provides or procures all necessary administrative functions and services for the operation of the JNLNY Variable Fund and the separate Funds. In accord with the Administration Agreement, JNAM is responsible for payment of expenses related to legal, audit, fund accounting, custody, printing and mailing and all other services necessary for the operation of each the JNLNY Variable Fund and each separate Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, and the fees and expenses of the disinterested Managers and of independent legal counsel to the disinterested Managers.

                          INVESTMENT IN FUND INTERESTS

Interests in the Funds are currently sold to JNLNY Separate Account I, a separate account of JNLNY, 1 Corporate Way, Lansing, Michigan 48951, to fund the benefits under certain variable annuity contracts (Contracts). The Separate Account purchases interests in the Funds at net asset value using premiums received on Contracts issued by JNLNY. Purchases are effected at net asset value next determined after the purchase order, in proper form, is received by the Funds' transfer agent. There is no sales charge. Interests in the Funds are not available to the general public directly.

The Funds are managed by a sub-adviser who manages publicly available unit investment trusts having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly available unit investment trusts, Contract purchasers should understand that the Funds are not otherwise directly related to any publicly available unit investment trusts. Consequently, the investment performance of publicly available unit investment trusts and any corresponding Funds may differ substantially.

The net asset value per interest of each Fund is determined by the Administrator at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per interest is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of interests outstanding. Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value. The Board of Managers has adopted procedures pursuant to which the Administrator may determine the "fair value" of a security for which a current market price is not available. A Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Fund does not price its interests. As a result, a Fund's net asset value may change on days when shareholders are not able to purchase or redeem the Fund's interests.

All investments in the Fund are credited to the interest holder's account in the form of full and fractional shares of the designated Funds (rounded to the nearest 1/1000 of a share). The Funds do not issue interest certificates.

                          REDEMPTION OF FUND INTERESTS

JNLNY Separate Account I redeems interests in the Funds to make benefit or withdrawal payments under the terms of its Contracts. Redemptions are processed on any day on which the JNLNY Variable Fund is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received.

The JNLNY Variable Fund may suspend the right of redemption only under the following unusual circumstances:

     o when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

     o when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

     o during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                                   TAX STATUS

GENERAL

The JNLNY Variable Fund is a limited liability company with all of its interests owned by a single entity, JNLNY Separate Account I. Accordingly, the JNLNY Variable Fund is taxed as part of the operations of JNLNY and is not taxed separately. The JNLNY Variable Fund has not elected to be taxed as a "regulated investment company" under sub-chapter M of the Internal Revenue Code of 1986. Under current tax law, interest, dividend income and capital gains of the JNLNY Variable Fund are not currently taxable when left to accumulate within a Contract. For a discussion of the tax status of the Contracts, please refer to the prospectus for JNLNY Separate Account I.

INTERNAL REVENUE SERVICE DIVERSIFICATION REQUIREMENTS

The Funds intend to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax deferred status of the Contracts issued by JNLNY Separate Account I. The Sub-Advisory Agreement requires the Funds to be operated in compliance with these diversification requirements. The sub-adviser may depart from the investment strategy of a Fund in order to meet these diversification requirements. See the SAI for more specific information.

               HYPOTHETICAL PERFORMANCE DATA FOR TARGET STRATEGIES

As of the date of this Prospectus, the JNLNY Variable Fund has not been in operation for a full fiscal year. However, certain aspects of the investment strategies for The Dow Target 10 Fund, the S&P Target 10 Fund, the Global Target 15 Fund, the Target 25 Fund, and the Target Small-Cap Fund (Target Funds) can be demonstrated using historical data. The following table illustrates the hypothetical performance of the investment strategies used by each Target Series and the actual performance of the DJIA, the S&P 500 Index, the FT Index, the Hang Seng Index, the Ibbotson Small Cap Index and a combination index made up of one-third of the total returns of each of the DJIA, the Hang Sang and the FT Indices. The performance information for each Series is net of fees (before any waiver or reimbursement). The table also shows how performance varies from year to year.

The information for the Target Strategies assumes that each Strategy was fully invested as of the beginning of each year and that each Stock Selection Date was the first business day of the year. In addition, the performance information does not take into consideration any sales charges, commissions, insurance fees or charges imposed on the sale of the Contracts, expenses or taxes. Any of such charges will lower the returns shown.

The information provided below has been stated in U.S. dollars and therefore has been adjusted to reflect currency exchange rate fluctuations. Also, the information provided for the Target 25 Strategy and the Target Small-Cap Strategy excludes common stocks of companies that, on a Stock Selection Date were party to a publicly announced business combination which was expected to have been completed within six months.

The returns shown below for the Target Strategies do not represent the results of actual trading using client assets but were achieved by means of the retroactive application to historical rates of return of strategies that were designed with the benefit of hindsight. These returns should not be considered indicative of the skill of the sub-adviser. The returns may not reflect the impact that any material market or economic factors might have had if the Strategies had been used during the periods shown to actually manage client assets. During a portion of the period shown in the table below, the sub-adviser acted as the portfolio supervisor of certain unit investment trusts which employed strategies similar to the hypothetical strategies shown below.

The returns shown below for the Target Strategies are not a guarantee of future performance and should not be used to predict the expected returns on a Target Strategy. The hypothetical returns shown below do indicate the significant variation in returns among the several Target Strategies in any given year, as well as the significant variation in returns from a particular strategy, both absolutely and in relation to its respective index, over a period of years. In fact, each hypothetical Target Strategy underperformed its respective index in certain years.



                     HYPOTHETICAL COMPARISON OF TOTAL RETURN

                                                                                                                          Cumulative
                                    Global      Target       S&P                                                Ibbotson     Index
           Target 25   Target 10   Target 15  Small-Cap     Target   S&P 500              Hang Seng            Small-Cap    Returns
 Year      Strategy     Strategy   Strategy    Strategy    Strategy   Index    FT Index     Index      DJIA      Index        (3)
-------- ------------ ----------- ---------- ----------- ---------- --------- ---------- ----------- -------- ----------- ----------

1981         8.52%       7.46%       0.03%      -9.46%     -10.59%    -4.92%    -5.30%     -12.34%    -3.61%     13.88%    -7.08%
1982        30.83%       27.12%     -2.77%      51.26%      38.21%    21.14%     0.42%     -48.01%    26.85%     28.01%    -6.91%
1983        32.09%       39.07%     15.61%      31.04%      20.01%    22.28%    21.94%      -2.04%    25.82%     39.67%    15.24%
1984         5.55%       6.22%      29.88%      -1.10%      16.34%    6.22%      2.15%      42.61%    1.29%      -6.67%    15.35%
1985        41.89%       29.54%     54.06%      50.81%      43.49%    31.77%    54.74%      50.95%    33.28%     24.66%    46.32%
1986        25.01%       35.63%     38.11%      23.35%      21.81%    18.31%    24.36%      51.16%    27.00%     6.85%     34.18%
1987        14.41%       5.59%      17.52%      14.94%      9.16%     5.33%     37.13%      -6.84%    5.66%      -9.30%    11.99%
1988        27.18%       24.75%     24.26%      23.19%      20.35%    16.64%     9.00%      21.04%    16.03%     22.87%    15.36%
1989        22.98%       26.97%     15.98%      26.10%      39.62%    31.35%    20.07%      10.59%    32.09%     10.18%    20.92%
1990        -0.82%       -7.82%      3.19%      1.08%       -5.64%    -3.30%    11.03%      11.71%    -0.73%    -21.56%    7.34%
1991        37.67%       34.20%     40.40%      59.55%      24.64%    30.40%     8.77%      50.68%    24.19%     44.63%    27.88%
1992        15.14%       7.69%      26.64%      27.81%      24.66%    7.62%     -3.13%      34.73%    7.39%      23.35%    12.99%
1993        15.22%       27.08%     65.65%      22.47%      42.16%    9.95%     19.22%     124.95%    16.87%     20.98%    53.68%
1994         9.73%       4.21%      -7.26%      2.11%       8.17%     1.34%      1.97%     -29.34%    5.03%      3.11%     -7.45%
1995        36.69%       36.85%     13.45%      41.65%      25.26%    37.22%    16.21%      27.52%    36.67%     34.66%    26.80%
1996        28.53%       28.35%     21.00%      34.96%      26.61%    22.82%    18.35%      37.86%    28.71%     17.62%    28.31%
1997        30.69%       21.68%     -6.38%      16.66%      61.46%    33.21%    14.78%     -17.69%    24.82%     22.78%    7.30%
1998         1.83%       10.59%     13.50%      1.85%       53.85%    28.57%    12.32%      -2.60%    18.03%     -7.38%    9.25%
1999         -.41%       5.06%       8.88%      12.88%      3.49%     20.94%    15.25%      71.34%    27.06%     28.96%    37.88%
2000        -2.78%       5.99%       5.15%      5.39%       -8.93%    -9.08%    -16.14%     -9.32%    -4.71%     -3.87%   -10.05%
2001         9.77%       -2.82%      1.34%      -1.42%     -20.35%   -11.88%    -22.81%    -22.45%    -5.45%     22.13%   -16.90%


(1) The Target 25 Strategy, the Target Small-Cap Strategy, the Target 10 Strategy, the Target 5 Strategy and the Global Target 15 Strategy for any given period were selected by applying the respective strategy as of the close of the prior period.

(2) The total return shown does not take into consideration any sales charges, commissions, expenses or taxes. Total return assumes that all dividends are reinvested semi-annually (with the exception of the FT Index and the Hang Seng Index from 12/31/80 through 12/31/86, during which time annual reinvestment was assumed), and all returns are stated in terms of the United States dollar. Based on the year-by-year returns contained in the table, over the 21 full years listed above, the Target 25 Strategy achieved an average annual total return of 17.77%, the Target Small-Cap Strategy achieved an average annual total return of 19.27%, the Target 10 Strategy achieved an average annual total return of 16.93%, the S&P Target Strategy achieved an average annual total return of 18.58% and the Global Target 15 Strategy achieved an average annual total return of 16.59%. In addition, over this period, each individual strategy achieved a greater average annual total return than that of its corresponding index, the S&P 500 Index, Ibbotson Small-Cap Index, the DJIA or a combination of the FT Index, Hang Seng Index and DJIA, which were 14.09%, 13.69%, 15.49% and 13.87%, respectively. Although each Strategy seeks to achieve a better performance than its respective index as a whole, there can be no assurance that a Strategy will achieve a better performance.

(3) Cumulative Index Returns represent the average of the annual returns of the stocks contained in the FT Index, Hang Seng Index and DJIA. Cumulative Index Returns do not represent an actual index.

                             FINANCIAL HIGHLIGHTS

The financial highlights information for the Fund is not included in the prospectus because the Fund had not commenced operations as of the effective date of this prospectus.

                                   PROSPECTUS

                                  May 20, 2002

                            JNLNY VARIABLE FUND I LLC

You can find more information about the Fund in:

     o The JNLNY Variable Fund's STATEMENT OF ADDITIONAL INFORMATION (SAI) dated May 20, 2002, which contains further information about the JNLNY Variable Fund and the Funds of the JNLNY Variable Fund, particularly their investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

     o The JNLNY Variable Fund's ANNUAL AND SEMI-ANNUAL REPORTS to shareholders, which show the Fund's actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund's performance during the year covered by the report.

You may obtain a copy of the current SAI or the most recent Annual and Semi-Annual Reports without charge, or make other inquiries, by calling (800) 766-4683 (toll-free), or writing the JNLNY Variable Fund I LLC Service Center, P.O. Box 378002, Denver, Colorado 80237-8002.

You also can review and copy information about the JNLNY Variable Fund (including its current SAI and most recent Annual and Semi-Annual Reports) at the SEC's Public Reference Room in Washington, D.C. Reports and other information about the JNLNY Variable Fund also are available on the EDGAR database on the SEC's Internet site (http://www.sec.gov), and copies may be obtained, after payment of a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC's Public Reference Section in Washington, D.C., 20549-0102. You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-942-8090.


                                                       File No.:  811-09357

                       STATEMENT OF ADDITIONAL INFORMATION

                                  May 20, 2002

                            JNLNY VARIABLE FUND I LLC



This Statement of Additional Information (the "SAI") is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the JNLNY Variable Fund I LLC Prospectus, dated May 20, 2002. Not all Funds described in this Statement of Additional Information may be available for investment. The Prospectus may be obtained at no charge by calling (800) 766-4683, or writing P.O. Box 378002, Denver, Colorado 80237-8002.



                                TABLE OF CONTENTS

General Information and History.............................................................................   2
Common Types of Investments and Management Practices........................................................   2
Additional Risk Considerations..............................................................................  12
Investment Restrictions Applicable to All Funds.............................................................  20
Managers and Officers of the JNLNY Variable Fund............................................................  22
Principal Holders of the Funds' Interests...................................................................  28
Performance.................................................................................................  29
Investment Adviser, Sub-Adviser and Other Service Providers.................................................  30
Purchases, Redemptions and Pricing of Interests.............................................................  37
Description of Interests; Voting Rights; Interest Holder Inquiries..........................................  38
Tax Status..................................................................................................  39
Financial Statements .......................................................................................  40


                         GENERAL INFORMATION AND HISTORY

JNLNY Variable Fund I LLC (the "JNLNY Variable Fund") is a non-diversified, open-end management company organized as a Delaware limited liability company on January 26, 1999. The JNLNY Variable Fund offers interests in separate Funds (each a "Fund" and collectively, the "Funds").

              COMMON TYPES OF INVESTMENTS AND MANAGEMENT PRACTICES

This section describes some of the types of securities a Fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. A Fund may invest in the following securities or engage in the following practices to the extent that such securities and practices are consistent with the Fund's investment objective(s) and policies described in the Prospectus and in this SAI.

BANK OBLIGATIONS. A Fund may invest in bank obligations, which include certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Funds may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

BORROWING AND LENDING. A Fund may borrow money from banks for temporary or emergency purposes in amounts up to 25% of its total assets. To secure borrowings, a Fund may mortgage or pledge securities in amounts up to 15% of its net assets.

CASH POSITION. A Fund may hold a certain portion of its assets in repurchase agreements and money market securities maturing in one year or less that are rated in one of the two highest rating categories by a nationally recognized statistical rating organization. The Funds also may invest cash balances in shares of affiliated money market funds. For temporary, defensive purposes, a Fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and serves as a short-term defense during periods of unusual market volatility.

COMMERCIAL PAPER. A Fund may invest in commercial paper. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs. Commercial paper may have fixed, floating or variable rates, and a maturity of up to 270 days.

COMMON AND PREFERRED STOCKS. A Fund may invest in common and preferred stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, a Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Although common and preferred stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies.

CONVERTIBLE AND EXCHANGEABLE SECURITIES. A Fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price increase in its underlying stock. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features.

A convertible security usually is issued by either an operating company or by an investment bank. When issued by an operating company, a convertible security usually will be senior in the issuer's capital structure to common stock, but subordinate to other types of fixed income securities issued by that company. If and when the convertible security is "converted," the operating company often issues new stock to the holder of the convertible security. If, however, the parity price (the price at which the common stock underlying the convertible security may be obtained) of the convertible security is less than the call price (the price of the bond, including any premium related to the conversion feature), the operating company may pay out cash instead of common stock. When a convertible security is issued by an investment bank, the security is an obligation of, and is convertible through, the investment bank (or a special purpose entity created by the investment bank for such purpose). The issuer of a convertible security may be important in determining the security's value. This is because the holder of a convertible security will have recourse only to the issuer. A convertible security may be subject to redemption by the issuer, but only after a specified date and upon conditions established at the time of issue.

Exchangeable securities often are issued by a company divesting a holding in another company. The primary difference between an exchangeable security and a traditional convertible security is the issuing company is different from the company which is the issuer of the underlying equity security into which the exchangeable security may be converted.

DEPOSITORY RECEIPTS. American Depository Receipts ("ADRs") typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") typically are issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Generally, depository receipts in registered form are intended for use in the U.S. securities markets, while depository receipts in bearer form are intended for use in securities markets outside the U.S. Depository receipts may or may not be denominated in the same currency as the underlying securities which they represent.

Depository receipts may be issued in sponsored or unsponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depository receipts. In an unsponsored program, the issuer may not be directly involved in the creation of the program. Although the U.S. regulatory requirements applicable to ADRs generally are similar for both sponsored and unsponsored programs, in some cases it may be easier to obtain financial and other information from an issuer that has participated in the creation of a sponsored program. To the extent a Fund invests in depository receipts of an unsponsored program, there may be an increased possibility the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer on a timely basis.

Depository receipts involve many of the same risks as direct investments in foreign securities, described below.

FIXED-INCOME SECURITIES. A Fund may invest in fixed-income securities of companies which meet the investment criteria for the Fund. In general, fixed income securities represent a loan on money by the purchaser to the issuer. A fixed income security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain period of time or at a specified date, called "maturity." The security issuer typically must meet its obligations associated with its outstanding fixed income securities before it may declare or pay any dividend to holders of its equity securities, and may also be obliged under the terms of its fixed income securities to maintain certain measures of financial condition. Bonds, notes and commercial paper are typical types of fixed income securities, differing in the length of the issuer's repayment schedule.

The price of fixed-income securities fluctuates with changes in interest rates and in response to changes in the financial condition of the issuer. The value of fixed income securities generally rises when interest rates fall, and fall when interest rates rise. Prices of longer-term securities generally increase or decrease more sharply than those of shorter-term securities in response to interest rate changes.

FLOATING AND ADJUSTABLE RATE OBLIGATIONS. The Funds may purchase adjustable or floating rate obligations, including floating rate demand notes and bonds. The Funds may invest in adjustable or floating rate obligations whose interest rates are adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The Funds also may purchase adjustable or floating rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. While because of the adjustable or floating rate features of such obligations a Fund that invests in such securities will participate in increases in interest rates by earning higher interest payments, the Fund also will participate in decreases in interest rates. See also the discussion of "Variable Rate Securities" below.

FOREIGN CURRENCY TRANSACTIONS. A Fund that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see "Derivative Instruments"), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. A Fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of each Fund with a view to protecting the outlook, and the Fund might be expected to enter into such contracts under the following circumstances:

          LOCK IN. When a Fund desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

          CROSS HEDGE. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund's portfolio holdings denominated in the currency sold.

          DIRECT HEDGE. If a Fund wants to a eliminate substantially all of the risk of owning a particular currency, or if the sub-adviser expects that a Fund may benefit from price appreciation in a security denominated in a particular foreign currency but does not wish to maintain exposure to that currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in value of the security.

          PROXY HEDGE. A Fund might choose to use a "proxy" hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security denominated in a foreign currency, will sell a currency whose value is expected to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

FOREIGN SECURITIES. A Fund may invest in foreign securities. These include non-U.S. dollar-denominated securities traded principally outside the U.S. and dollar-denominated securities traded in the U.S. (such as ADRs). Investors should realize that investing in foreign securities involves certain special considerations which are not typically associated with investing in U.S. Securities. Such investments increase a Fund's diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). In addition, foreign securities purchased by the Fund may be subject to foreign government taxes, higher custodian fees, higher brokerage commissions and dividend collection fees. Foreign government securities are issued or guaranteed by a foreign government, province, instrumentality, political subdivision or similar unit thereof.

FUTURES AND OPTIONS. Futures contracts are often used to manage risk, because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. A Fund may buy and sell futures contracts (and options on such contracts) to manage its exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. A Fund may purchase or sell call and put options on securities, financial indices, and foreign currencies, and may invest in futures contracts on foreign currencies and financial indices, including interest rates or an index of U.S. Government securities, foreign government securities or equity or fixed-income securities.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower a Fund's total return; and the potential loss from the use of futures can exceed the Fund's initial investment in such contracts. These instruments may also be used for non-hedging purposes such as increasing a Fund's income.

The Funds' use of commodity futures and commodity options trading should not be viewed as providing a vehicle for interest holder participation in a commodity pool. Rather, in accord with regulations adopted by the Commodity Futures Trading Commission (CFTC), a Fund will employ such techniques only for (1) hedging purposes, or (2) otherwise, to the extent that aggregate initial margin and required premiums do not exceed 5 percent of the Fund's net assets.

HYBRID INSTRUMENTS. A Fund may purchase hybrid instruments, which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, a particular currency, or a domestic or foreign debt or common stock index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

ILLIQUID SECURITIES. A Fund may hold illiquid investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Illiquid investments generally include: repurchase agreements not terminable within seven days; securities for which market quotations are not readily available; restricted securities (securities that cannot be offered for sale to the public without first being registered under the Securities Act of 1933) not determined to be liquid in accord with guidelines established by the Fund's Board of Managers; over-the-counter (OTC) options and, in certain instances, their underlying collateral; and securities involved in swap, cap, collar and floor transactions. See the description of the Funds' investment restrictions below for more information about the Funds' policies with respect to investments in illiquid securities.

Reduced liquidity in the secondary market for illiquid securities may make it difficult or impossible for the Funds to obtain market quotations based on actual transactions for purposes of valuing the Funds' shares.

INVESTMENT COMPANIES. A Fund may invest in investment companies to the extent permitted under the 1940 Act. A Fund may invest cash balances in shares of investment companies, including affiliated investment companies, which are money market funds managed by the JNLNY Variable Fund's investment adviser or its affiliates. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

PORTFOLIO TURNOVER. To a limited extent, a Fund may engage in short-term transactions if such transactions further its investment objective. A Fund may sell one security and simultaneously purchase another of comparable quality or simultaneously purchase and sell the same security to take advantage of short-term differentials in bond yields or otherwise purchase individual securities in anticipation of relatively short-term price gains. The rate of portfolio turnover will not be a determining factor in the purchase and sale of such securities. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. A Fund may invest in repurchase or reverse repurchase agreements. A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement by the seller (generally by a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A repurchase agreement may be considered a loan collateralized by the underlying security, which typically is a U.S. Treasury bill or note, or other highly liquid short-term security. A Fund will only enter into repurchase agreements that are fully collateralized. For a repurchase agreement to be considered fully collateralized, the Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book Entry System.

The Fund may invest in open repurchase agreements which vary from the typical agreement in the following respects: (1) the agreement has no set maturity, but instead matures upon 24 hours' notice to the seller; and (2) the repurchase price is not determined at the time the agreement is entered into, but is instead based on a variable interest rate and the duration of the agreement. In addition, a Fund, together with other registered investment companies having management agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or a broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as Treasury bills and notes.

SECURITIES LENDING. Each Fund may lend common stock to broker-dealers and financial institutions to realize additional income. As a fundamental policy, a Fund will not lend common stock or other assets if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: (a) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; (b) each Fund must receive any dividends or interest paid by the issuer on such securities; (c) each Fund must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and (d) each Fund must receive either interest from the investment of collateral or a fixed fee from the borrower. The Funds might experience a loss if the borrowing broker-dealer or financial institution breaches its agreement with the Fund.

Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, a Fund may experience delays in, or be prevented from, recovering the collateral. During the period that the Fund seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. A Fund may also incur expenses in enforcing its rights. If a Fund has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase.

SECURITY-RELATED ISSUERS. The JNLNY Variable Fund has been granted exemptive relief from the Securities and Exchange Commission to allow the Target Funds to invest more than 5% of their assets in the securities of any issuer that derives more than 15 percent of its gross revenue from "securities related activities" (as defined in rule 12d3-1 under the Investment Company Act of 1940). The Funds to which this exemptive relief apply are the First Trust/JNL The DowSM Target 10 Fund, the First Trust/JNL The S&P(R) Target 10 Fund, and the First Trust/JNL Global Target 15 Fund.

SHORT SALES. A Fund may sell securities short. A short sale is the sale of a security the Fund does not own. It is "against the box" if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. To the extent that a Fund engages in short sales that are not "against the box," it must maintain asset coverage in the form of assets determined to be liquid by the sub-adviser in accord with procedures established by the Board of Managers, in a segregated account, or otherwise cover its position in a permissible manner. If the value of the security goes up, the Fund will have to buy it back at a loss to make good on the borrowing.

SHORT-TERM CORPORATE DEBT SECURITIES. A Fund may invest in short-term corporate debt securities. These are non-convertible corporate debt securities (e.g., bonds, debentures or notes) which have one year or less remaining to maturity. Short-term corporate debt securities may have fixed, variable, or floating rates.

STANDARD & POOR'S DEPOSITORY RECEIPTS (SPDRs). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of equity securities that is intended to track the price performance and dividend yield of the S&P 500 Index. This trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons including but not limited to: facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk to a Fund as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.

SWAP AGREEMENTS. A Fund may enter into interest rate, index and, to the extent it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. These transactions are entered into an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower costs to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate "caps," under which, in return for premium, one party agrees to make payments to the other to the extent that interest rates rise above a specified rate; interest rate "floors," under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate; and interest rate "collars," under which a party sells a "cap" and purchases a "floor" or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum values.

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the sub-adviser in accord with procedures established by the Sub-Adviser's Board of Managers, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the 1940 Act's restriction concerning issuance by a Fund of senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on the sub-adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be construed to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

U.S. GOVERNMENT SECURITIES. U.S. Government securities are issued or guaranteed as to principal and interest by U.S. government agencies or instrumentalities. These securities are distinguished from U.S. government obligations issued by the U.S. Treasury, described below. Government agency and instrumentality securities include securities issued by the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, Student Loan Marketing Association, and the Tennessee Valley Authority. Some of these securities, such as those issued by Ginnie Mae, are supported by the full faith and credit of the U.S. government; others, such as those of Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law.

U.S. GOVERNMENT OBLIGATIONS. U.S. government obligations include bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. government and differ mainly in the length of their maturities.

VARIABLE RATE SECURITIES. Variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index described in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be event based, such as on a change in the prime rate.

WARRANTS. A Fund may invest in warrants. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants constitute options to purchase common stock at a specific price, and are valid for a specific period of time. They do not represent ownership of the equity securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT CONTRACTS. A Fund may purchase securities on a when-issued or delayed delivery basis ("when-issueds") and may purchase securities on a forward commitment basis ("forwards"). Any or all of a Fund's investments in debt securities may be in the form of when-issueds and forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but the period may be substantially longer for forwards. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risk. At the time the Fund makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund will maintain segregated cash or liquid assets with its custodian bank at least equal in value to its when-issued and forward commitments during the period between the purchase and the settlement. During this period, alternative investment options are not available to the Fund to the extent of the segregated cash or liquid assets.

WRITING COVERED OPTIONS ON SECURITIES. A Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the sub-adviser determines is appropriate in seeking to attain a Fund's investment objective. Call options written by a Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

A Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund's custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Fund's obligation under the option. A Fund may also write combinations of covered puts and covered calls on the same underlying security.

A Fund will receive a premium from writing an option, which increases the Fund's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

A Fund may terminate an option which it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

                         ADDITIONAL RISK CONSIDERATIONS

EMERGING MARKETS. The risk considerations noted below under "Foreign Securities" may be particularly relevant in the case of investments in developing countries. Investments in securities of issuers in emerging markets may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) limitations on daily price changes and the small current size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities including limitations on aggregate holdings by foreign investors and restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. In addition, emerging markets economies may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

FOREIGN SECURITIES. Investments in foreign securities, including those of foreign governments, involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, a heightened risk of adverse political and economic developments and, with respect to certain countries, the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of a Fund. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Certain markets may require payment for securities before delivery. A Fund may have limited legal recourse against the issuer in the event of a default on a debt instrument. Delays may be encountered in settling securities transactions in certain foreign markets and a Fund will incur costs in converting foreign currencies into U.S. dollars. Bank custody charges are generally higher for foreign securities. The Funds which invest primarily in foreign securities are particularly susceptible to such risks. Investments in ADRs generally involve the same risks as direct investments in foreign securities, except they do not involve all of the same direct currency and liquidity risks as direct investments in foreign securities.

The share price of a Fund that invests in foreign securities will reflect the movements of both the prices of the portfolio securities and the currencies in which such securities are denominated. A Fund's foreign investments may cause changes in a Fund's share price that have a low correlation with movement in the U.S. markets. Because most of the foreign securities in which a Fund invests will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in the performance of a Fund, depending on the extent of the Fund's foreign investments.

A Fund may employ certain strategies in order to manage currency exchange rate risks. For example, a Fund may hedge some or all of its investments denominated in or exposed to a foreign currency against a decline in the value of that currency. A Fund may enter into contracts to sell that foreign currency for U.
S. dollars (not exceeding the value of a Fund's assets denominated in or exposed to that currency) or by participating in options or futures contracts with respect to such currency (position hedge). A Fund could also hedge that position by selling a second currency, which is expected to perform similarly to the currency in which portfolio investments are denominated, for U.S. dollars (proxy hedge). A Fund may also enter into a forward contract to sell the currency in which the security is denominated for a second currency that is expected to perform better relative to the U.S. dollar if the sub-adviser believes there is a reasonable degree of correlation between movements in the two currencies (cross hedge). A Fund may also enter into a forward contract to sell a currency in which portfolio securities are denominated in exchange for a second currency in order to manage its currency exposure to selected countries. In addition, when a Fund anticipates purchasing or selling securities denominated in or exposed to a particular currency, the Fund may enter into a forward contract to purchase or sell such currency in exchange for the dollar or another currency (anticipatory hedge).

These strategies seek to minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, such strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may adversely impact a Fund's performance if the sub-adviser's projection of future exchange rates is inaccurate. If the sub-adviser employs such strategies based on an incorrect prediction of future exchange rates, the Funds return may be lower than if such strategies had not been employed at all.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS. The use of futures, options, forward contracts, and swaps (derivative instruments) exposes a Fund to additional investment risks and transaction costs. If the sub-adviser seeks to protect a Fund against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to the Fund, that Fund could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options, forward contracts and swaps include: (1) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and
(4) the possible absence of a liquid secondary market for any particular instrument at any time.

HYBRID INSTRUMENTS. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of "Futures, Options, and Other Derivative Instruments" herein for a discussion of these risks. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter or in a private transaction between the Fund and the seller of the hybrid instrument, the creditworthiness of the counter-party to the transaction would be an additional risk factor which the Fund must consider. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission, which generally regulates the trading of commodity futures on U.S. exchanges, the Securities and Exchange Commission, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

INVESTMENT STRATEGY RISKS. The common stock selected for certain Target Funds generally share attributes that have caused them to have lower prices or higher yields relative to other stocks in their respective index or exchange. The issuers of such common stock may, for example, be experiencing financial difficulty, or be out of favor in the market because of weak performance, poor earnings forecasts or negative publicity; or they may be reacting to general market cycles. There can be no assurance that the market factors that caused the relatively low prices and high dividend yields of the common stocks selected will or will not change, that any negative conditions adversely affecting the stock prices will not deteriorate, that the dividend rates on the common stocks will be maintained or that share prices will not decline further during the holding period of such stocks in the Target Fund, or that the common stock will continue to be included in the respective indices or exchanges. Investing in stocks with the highest dividend yields amounts to a contrarian strategy because these shares are often out of favor. Such strategy may be effective in achieving the respective strategy-based Fund's investment objective because regular dividends are common for established companies and dividends have often accounted for a substantial portion of the total return on stocks of the index as a group. However, there is no guarantee that either a Target Fund's objective will be achieved or that a Target Fund will provide for capital appreciation in excess of such Target Fund's expenses. Because of the contrarian nature of such Target Funds and the attributes of the common stock which caused inclusion in their portfolios, such Target Funds may not be appropriate for investors seeking either preservation of capital or high current income. In addition, the strategies for all of the Target Funds have underperformed their respective index or indices in certain years.

LITIGATION. Certain of the issuers of common stock in certain Funds may be involved in the manufacture, distribution and sale of tobacco products. Pending litigation proceedings against such issuers in the United States and abroad cover a wide range of matters including product liability and consumer protection. Damages claimed in such litigation alleging personal injury (both individual and class actions), and in health cost recovery cases brought by governments, labor unions and similar entities seeking reimbursement for health case expenditures, aggregate many billions of dollars.

In November 1998, certain companies in the U.S. tobacco industry, including Philip Morris, entered into a negotiated settlement with several states which would result in the resolution of significant litigation and regulatory issues affecting the tobacco industry generally. The proposed settlement, while extremely costly to the tobacco industry, would significantly reduce uncertainties facing the industry and increase stability in business and capital markets. Future litigation or legislation could adversely affect the value, operating revenues and financial position of tobacco companies and could adversely affect the Funds.

Certain of the Funds may include the stock of Microsoft Corporation in their portfolios. Microsoft Corporation currently is engaged in litigation with the U.S. Department of Justice and several state Attorneys General. The complaints against Microsoft include unfair competition and anti-trust violations. The claims seek injunctive relief and monetary damages. The District Court handling the antitrust case held that Microsoft exercised monopoly power in violation of Sections 1 and 2 of the Sherman Antitrust Act and various state antitrust laws. A judgment was entered on June 7, 2000 ordering, among other things, the breakup of Microsoft into two companies. The judgment was stayed pending an appeal. On June 28, 2001, the U.S. Court of Appeals for the District of Columbia Circuit affirmed in part, reversed in part, and vacated the judgment in its entirety and remanded the case to the District Court for a new trial on one Section 1 claim and for entry of a new judgment consistent with its ruling. In its ruling, the Court of Appeals substantially narrowed the bases of liability found by the District Court, but affirmed some of the District Court's conclusions that Microsoft had violated Section 2. On September 6, 2001, the plaintiffs announced that on remand they will not ask the Court to break Microsoft up, that they will seek imposition of conduct remedies, and that they will not retry the one
Section 1 claim returned to the District Court by the Court of Appeals. On August 7, 2001, Microsoft petitioned the Supreme Court for a writ of certiorari to review the appellate court's ruling concerning its disqualification of the District Court judge. The Supreme Court denied the petition on October 9, 2001. Microsoft may petition the Supreme Court to review other aspects of the appellate court's decision after final judgment is entered. On October 12, 2001, the trial court held a status conference and entered orders requiring the parties to engage in settlement discussions until November 2, 2001. If no settlement is reached by that date, the parties will begin discovery leading to an evidentiary hearing on remedies on March 11, 2002. It is impossible to predict what impact the proceedings will have on Microsoft or the value of its stock.

At any time, litigation may be instituted on a variety of grounds with respect to the issuer of a common stock held in a Fund's portfolio. It is not possible to predict whether any litigation including the above-described litigation, that has been or will be instituted, might have a material adverse effect on the JNLNY Variable Fund or any Funds.

SPECIFIC COUNTRY ECONOMIC RISK. The information provided below details certain important factors which impact the economies of both the United Kingdom and Hong Kong and may impact the Global Target 15 Fund, as well as other Funds of the JNLNY Variable Fund that invest in foreign securities. This information has been extracted from various governmental and private publications, but no representation can be made as to its accuracy; furthermore, no representation is made that any correlation exists between the economies of the United Kingdom and Hong Kong and the value of the common stock held by the Global Target 15 Fund.

         UNITED KINGDOM. The emphasis of the United Kingdom's economy is in the private services sector, which includes the wholesale and retail sector, banking, finance, insurance and tourism. Services as a whole account for a majority of the United Kingdom's gross national product and make a significant contribution to the country's balance of payments. The portfolio of the Global Target 15 Fund may contain common stocks of British companies engaged in such industries as banking, chemicals, building and construction, transportation, telecommunications and insurance. Many of these industries may be subject to government regulation, which may have a materially adverse effect on the performance of the stocks of issuers in those industries. The United Kingdom is a member of the European Union (EU), which was created through the formation of the Maastricht Treaty on European Union (Treaty) in late 1993. It is expected that the Treaty will have the effect of eliminating most remaining trade barriers between the 15 member nations and make Europe one of the largest common markets in the world. However, the effective implementation of the Treaty provisions and the rate at which trade barriers are eliminated is uncertain at this time. Furthermore, the recent rapid political and social change throughout Europe make the extent and nature of future economic development in the United Kingdom and Europe and the impact of such development upon the value of the common stock in the Global Target 15 Fund impossible to predict.

A majority of the EU members converted their existing sovereign currencies to a common currency (the Euro) on January 1, 1999. The United Kingdom did not participate in this conversion on January 1, 1999 and it is not possible to predict if or when the United Kingdom will convert to the Euro. Moreover, it is not possible to accurately predict the effect of the current political and economic situation upon long-term inflation and balance of trade cycles and how these changes, as well as the implementation of a common currency throughout a majority of EU countries, would affect the currency exchange rate between the U.S. dollar and the British pound sterling. In addition, United Kingdom companies with significant markets or operations in other European countries (whether or not such countries are participating) face strategic challenges as these entities adapt to a single trans-national currency. The Euro conversion may have a material impact on revenues, expenses or income from operations; increase competition due to the increased price transparency of the EU market; affect issuers' currency exchange rate risk and derivatives exposure; disrupt current contracts; cause issuers to increase spending on information technology updates required for the conversion; and result in potential adverse tax consequences. It is not possible to predict what impact, if any, the Euro conversion will have on any of the common stock issued by United Kingdom companies and held in the Global Target 15 Fund.

         HONG KONG. Hong Kong, established as a British colony in the 1840's, reverted to Chinese sovereignty effective July 1, 1997. On such date, Hong Kong became a Special Administrative Region (SAR) of the People's Republic of China. Hong Kong's new constitution is the Basic Law (promulgated by China in 1990). Prior to July 1, 1997, the Hong Kong government followed a laissez-faire policy toward industry. However, Hong Kong's recent economic data has not been encouraging. The full impact of the Asian financial crisis, as well as current international economic instability, is likely to continue to have a negative impact on the Hong Kong economy in the near future.

Although China has committed by treaty to preserve for 50 years the economic and social freedoms enjoyed in Hong Kong prior to the reversion, the continuation of the economic system in Hong Kong after the reversion will be dependent on the Chinese government, and there can be no assurances that the commitment made by China regarding Hong Kong will be maintained. Prior to the reversion, legislation was enacted in Hong Kong designed to extend democratic voting procedures for Hong Kong's legislature. China has expressed disagreement with this legislation, which it states is in contravention of the principles evidenced in the Basic Law of the Hong Kong SAR. The National Peoples' Congress of China passed a resolution to the effect that the Legislative Council and certain other councils and boards of the Hong Kong Government were to be terminated on June 30, 1997. Such bodies subsequently were reconstituted in accord with the Chinese government's interpretation of the Basic Law. Any increase in uncertainty as to the future economic and political status of Hong Kong could have a materially adverse effect on the value of the Global Target 15 Fund. The Fund is unable to predict the level of market liquidity or volatility which may occur as a result of the reversion to sovereignty, both of which may negatively impact such Fund.

The currency crisis that has affected a majority of Asian markets since mid-1997 has forced Hong Kong leaders to address whether to devalue the Hong Kong dollar or maintain its historic relationship to the U.S. dollar. During the volatile markets of 1998, the Hong Kong Monetary Authority (HKMA) acquired the common stock of certain Hong Kong issuers listed on the Hong Kong Stock Exchange in an effort to stabilize the Hong Kong dollar and thwart currency speculators. Government intervention may hurt Hong Kong's reputation as a free market and increases concerns that authorities are not willing to let Hong Kong's currency system function autonomously. This may undermine confidence in the Hong Kong dollar's relationship to the U.S. dollar. Any downturn in economic growth or increase in the rate of inflation in China or Hong Kong could have a materially adverse effect on the value of the Global Target 15 Fund.

Securities prices on the Hong Kong Stock Exchange, and specifically the Hang Seng Index, can be highly volatile and are sensitive to political and economic developments in Hong Kong and the People's Republic of China, as well as other world markets. For example, the Hang Seng Index declined by approximately 31% in October, 1997 as a result of speculation that the Hong Kong dollar would become the next victim of the Asian currency crisis, and in 1989, the Hang Seng Index dropped 1,216 points (approximately 58%) in early June following the events at Tiananmen Square, Beijing, in the People's Republic of China. The Hang Seng Index gradually climbed subsequent to the events at Tiananmen Square but fell by 181 points on October 13, 1989 (approximately 6.5%) following a substantial fall in the U.S. stock markets. During 1994, the Hang Seng Index lost approximately 31% of its value. From January through August of 1998, during a period marked by international economic instability and a global crisis, the Hang Seng Index declined by nearly 27%. The composition of the Hang Seng Index is subject to change, and delisting of any issues may have an adverse impact on the performance of the Global Target 15 Fund, although delisting would not necessarily result in the disposal of the stock of these companies, nor would it prevent such Fund from purchasing additional common stock. In recent years, a number of companies, comprising approximately 10% of the total capitalization of the Hang Seng Index, have delisted. In addition, as a result of Hong Kong's reversion to Chinese sovereignty, an increased number of Chinese companies could become listed on the Hong Kong Stock Exchange, thereby changing the composition of the stock market and, potentially, the composition of the Hang Seng Index.

         EXCHANGE RATE RISK. The Global Target 15 Fund is comprised substantially of common stocks that are principally traded in foreign currencies and, as such, involve investment risks that are substantially different from an investment in a fund that invests in securities principally traded in United States dollars. The United States dollar value of the Fund's portfolio and of the distributions from the portfolio will vary with fluctuations in the United States dollar foreign exchange rates for the relevant currencies. Most foreign currencies have fluctuated widely in value against the United States dollar for many reasons, including supply and demand of the respective currency, the rate of inflation in the respective economies compared to the United States, the impact of interest rate differentials between different currencies on the movement of foreign currency rates, the balance of imports and exports of goods and services, the soundness of the world economy and the strength of the respective economy as compared to the economies of the United States and other countries.

Exchange rate fluctuations are partly dependent on a number of economic factors including economic conditions within countries, the impact of actual and proposed government policies on the value of currencies, interest rate differentials between the currencies and the balance of imports and exports of goods and services and transfers of income and capital from one country to another. These economic factors are influenced primarily by a particular country's monetary and fiscal policies (although the perceived political situation in a particular country may have an influence as well--particularly with respect to transfers of capital). Investor psychology may also be an important determinant of currency fluctuations in the short run. Moreover, institutional investors trying to anticipate the future relative strength or weakness of a particular currency may sometimes exercise considerable speculative influence on currency exchange rates by purchasing or selling large amounts of the same currency or currencies. However, over the long term, the currency of a country with a low rate of inflation and a favorable balance of trade should increase in value relative to the currency of a country with a high rate of inflation and deficits in the balance of trade.

The following table sets forth, for the periods indicated, the range of fluctuation concerning the equivalent U.S. dollar rates of exchange and end of month equivalent U.S. dollar rates of exchange for the United Kingdom pound sterling and the Hong Kong dollar:

Foreign Exchange Rates: Range of Fluctuations in Foreign Currencies

---------------------------------------- ------------------------------------- -------------------------------------

Annual Period                            United Kingdom Pound Sterling/U.S.    Hong Kong/U.S. Dollar
                                         Dollar
---------------------------------------- ------------------------------------- -------------------------------------

1983                                     0.616 - 0.707                         6.480 - 8.700
---------------------------------------- ------------------------------------- -------------------------------------

1984                                     0.671 - 0.864                         7.774 - 8.050
---------------------------------------- ------------------------------------- -------------------------------------

1985                                     0.672 - 0.951                         7.729 - 7.990
---------------------------------------- ------------------------------------- -------------------------------------

1986                                     0.643 - 0.726                         7.768 - 7.819
---------------------------------------- ------------------------------------- -------------------------------------

1987                                     0.530 - 0.680                         7.751 - 7.822
---------------------------------------- ------------------------------------- -------------------------------------

1988                                     0.525 - 0.601                         7.764 - 7.912
---------------------------------------- ------------------------------------- -------------------------------------

1989                                     0.548 - 0.661                         7.775 - 7.817
---------------------------------------- ------------------------------------- -------------------------------------

1990                                     0.504 - 0.627                         7.740 - 7.817
---------------------------------------- ------------------------------------- -------------------------------------

1991                                     0.499 - 0.624                         7.716 - 7.803
---------------------------------------- ------------------------------------- -------------------------------------

1992                                     0.498 - 0.667                         7.697 - 7.781
---------------------------------------- ------------------------------------- -------------------------------------

1993                                     0.630 - 0.705                         7.722 - 7.766
---------------------------------------- ------------------------------------- -------------------------------------

1994                                     0.610 - 0.684                         7.723 - 7.750
---------------------------------------- ------------------------------------- -------------------------------------

1995                                     0.610 - 0.653                         7.726 - 7.763
---------------------------------------- ------------------------------------- -------------------------------------

1996                                     0.583 - 0.670                         7.732 - 7.742
---------------------------------------- ------------------------------------- -------------------------------------

1997                                     0.584 - 0.633                         7.708 - 7.751
---------------------------------------- ------------------------------------- -------------------------------------

1998                                     0.584 - 0.620                         7.735 - 7.749
---------------------------------------- ------------------------------------- -------------------------------------

1999                                     0.597 - 0.646                         7.746 - 7.775
---------------------------------------- ------------------------------------- -------------------------------------

2000                                     0.617-0.705                           7.7735-7.7997
---------------------------------------- ------------------------------------- -------------------------------------

2001                                     0.670-0.708                           7.7979-7.8001
---------------------------------------- ------------------------------------- -------------------------------------

Source: Bloomberg L.P.

The sub-adviser estimates current exchange rates for the relevant currencies based on activity in the various currency exchange markets. However, since these markets are volatile and are constantly changing, depending on the activity at any particular time of the large international commercial banks, various central banks, large multi-national corporations, speculators and other buyers and sellers of foreign currencies, and since actual foreign currency transactions may not be instantly reported, the exchange rates estimated by the sub-adviser may not be indicative of the amount in United States dollars the Fund would receive had the Fund sold any particular currency in the market. The foreign exchange transactions of the Fund may be conducted by the Fund with foreign exchange dealers acting as principals on a spot (i.e., cash) buying basis. Although foreign exchange dealers trade on a net basis, they do realize a profit based upon the difference between the price at which they are willing to buy a particular currency (bid price) and the price at which they are willing to sell the currency (offer price).

                 INVESTMENT RESTRICTIONS APPLICABLE TO ALL FUNDS

FUNDAMENTAL POLICIES APPLICABLE TO ALL FUNDS. The following fundamental policies may not be changed without the affirmative vote of the majority of the outstanding voting securities of the JNLNY Variable Fund (or, as to a matter affecting only a particular Fund or Funds, a vote of the majority of the outstanding voting securities of such Fund or Funds). The Investment Company Act of 1940 (1940 Act) defines a majority vote as the vote of the lesser of (i) 67% of the Fund interests represented at a meeting at which more than 50% of the outstanding interests are represented or (ii) more than 50% of the outstanding voting interests. With respect to the submission of a change in an investment policy to the holders of outstanding voting interests of a particular Fund, such matter shall be deemed to have been effectively acted upon with respect to such Fund if a majority of the outstanding voting interests of such Fund vote for the approval of such matter, notwithstanding that (1) such matter has not been approved by the holders of a majority of the outstanding voting interests of any other Funds affected by such matter, and (2) such matter has not been approved by the vote of a majority of the outstanding voting JNLNY Variable Fund interests.

     (1)  No Fund may issue senior securities.

     (2) A Fund will not borrow money, except for temporary or emergency purposes, from banks. The aggregate amount borrowed shall not exceed 25% of the value of a Fund's assets. In the case of any borrowing, a Fund may pledge, mortgage or hypothecate up to 15% of its assets.

     (3) A Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933 when selling portfolio securities.

     (4)  A Fund will not purchase or sell real estate or interests therein.

     (5) A Fund will not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

     (6) A Fund may invest in repurchase agreements and warrants and engage in futures and options transactions and securities lending.

None of the Funds is a "diversified company," as that term is defined in the 1940 Act. There are no limitations on the concentration of the investments held by any Fund in any particular industry or group of industries.

RULE 35d-1. Certain of the Funds, as noted immediately above or in the prospectus, have adopted non-fundamental operating policies that require at least 80% (or, in the case of certain Funds, an amount greater than 80%) of the Fund's net assets (plus borrowings for investment purposes) be invested, under normal circumstances, in securities of the type connoted by the name of the Fund.

Although these 80% or greater requirements are non-fundamental operating policies that may be changed by the Board of Managers without interest holder approval, the Board of Managers has adopted a policy requiring not less than 60 days written notice be provided to interest holders, in the manner required by Rule 35d-1 under the 1940 Act, before the effective date of any change in such a policy by a Fund which is subject to that Rule. This includes Funds of the JNLNY Variable Fund the names of which include terms which suggest a focus on a particular type of investment.

INSURANCE LAW RESTRICTIONS. In connection with the JNLNY Variable Fund's agreement to sell interests in the Funds to Jackson National Separate Account - I (Separate Account), Jackson National Asset Management, LLC (JNAM) and Jackson National Life Insurance Company (JNL) may enter into agreements with the JNLNY Variable Fund, required by certain state insurance departments, under which JNAM may agree to use its best efforts to assure and to permit JNL to monitor that each Fund of the JNLNY Variable Fund complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, JNL would take appropriate action, which might include ceasing to make investments in the Fund or JNLNY Variable Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the JNLNY Variable Fund's operations.

                MANAGERS AND OFFICERS OF THE JNLNY VARIABLE FUND

The officers of the JNLNY Variable Fund manage its day to day operations and are responsible to the JNLNY Variable Fund's Board of Managers. The Board of Managers sets broad policies for each Fund and chooses the JNLNY Variable Fund's officers. The following is a list of the Managers and officers of the JNLNY Variable Fund, and a statement of their present positions and principal occupations during the past five years. The following list also lists the number of portfolios overseen by the Managers and other directorships of public companies or other registered investment companies held by the Managers.

For purposes of this section, the term "Fund Complex" includes each of the following investment companies: JNL Series Trust, JNL Investors Series Trust, JNL Variable Fund LLC, JNL Variable Fund III LLC, JNL Variable Fund IV LLC, JNL Variable Fund V LLC, JNLNY Variable Fund I LLC, and JNLNY Variable Fund II LLC. Each of the JNLNY Variable Fund's Managers is also a Manager or trustee of other funds in the Fund Complex, except for the JNL Series Trust and each of the JNLNY Variable Fund's officers is also an officer of other funds in the Fund Complex.


---------------------------- --------------- ------------------- -------------------- ------------------ ---------------------
                                                                                          Number of
                                                                                        Portfolios in
                             Position with                            Principal       the Fund Complex
Manager/Officer (age) &        the JNLNY       Length of Time    Occupation for the    Overseen by the   Other Directorships
Address                      Variable Fund         Served           past 5 years           Manager       held by the Manager
------------------------------------------------------------------------------------------------------------------------------
Interested Managers
---------------------------- --------------- ------------------- -------------------- ------------------ ---------------------
Andrew B. Hopping* (43)      President,       10/98 to present   Chief Executive             72          JNL Investors Series
1 Corporate Way              Chief                               Officer, Trustee                        Trust (1 portfolio);
Lansing, MI 48951            Executive                           or Manager and                          JNL Series Trust (56
                             Officer and                         President of other                      portfolios)
                             Manager                             Investment
                                                                 Companies advised
                                                                 by the Adviser;
                                                                 President and
                                                                 Managing Board
                                                                 Member of the
                                                                 Adviser; Chief
                                                                 Financial Officer
                                                                 and Vice President
                                                                 of Jackson
                                                                 National Life
                                                                 Distributors,
                                                                 Inc.; Executive
                                                                 Vice President,
                                                                 Chief Financial
                                                                 Officer and
                                                                 Treasurer of
                                                                 Jackson National
                                                                 Life Insurance
                                                                 Company
---------------------------- --------------- ------------------- -------------------- ------------------ ---------------------
Robert A. Fritts* (53)       Manager, Vice    2/99 to present    Trustee or                  72          JNL Investors Series
1 Corporate Way              President,                          Manager, Vice                           Trust (1 portfolio);
Lansing, MI 48951            Treasurer and                       President,                              JNL Series Trust (56
                             Chief                               Treasurer and                           portfolios)
                             Financial                           Chief Financial
                             Officer                             Officer of other
                                                                 Investment
                                                                 Companies advised
                                                                 by the Adviser;
                                                                 Vice President and
                                                                 Controller of
                                                                 Jackson National
                                                                 Life Insurance
                                                                 Company
---------------------------- --------------- ------------------- -------------------- ------------------ ---------------------





------------------------------------------------------------------------------------------------------------------------------
Disinterested Managers
---------------------------- --------------- ------------------- -------------------- ------------------ ---------------------
Peter McPherson (61)         Manager          2/02 to present    President,                  16          Trustee of JNL
1 Abbott Road                                                    Michigan State                          Investors Series
East Lansing, MI 48824                                           University                              Trust (1 portfolio);
                                                                                                         Director of Dow Jones
                                                                                                         & Company

---------------------------- --------------- ------------------- -------------------- ------------------ ---------------------
---------------------------- --------------- ------------------- -------------------- ------------------ ---------------------
Michael Bouchard (45)        Manager           4/00 to present   Sheriff, Oakland            16          Trustee of JNL
344 Fairfax                                                      County, Michigan,                       Investors Series
Birmingham, MI 48009                                             Senator - State of                      Trust (1 portfolio)
                                                                 Michigan
                                                                 (1991-1999)
---------------------------- --------------- ------------------- -------------------- ------------------ ---------------------
---------------------------- --------------- ------------------- -------------------- ------------------ ---------------------
Michelle Engler (44)         Manager           4/00 to present   First Lady of the           16          Trustee of JNL
2520 Oxford Drive                                                State of Michigan                       Investors Series
Lansing, MI 48951                                                                                        Trust (1 portfolio);
                                                                                                         Director of Federal
                                                                                                         Home Loan Mortgage
                                                                                                         Corporation
---------------------------- --------------- ------------------- -------------------- ------------------ ---------------------

* Messrs. Hopping and Fritts are "interested persons" of the JNLNY Variable Fund due to their positions with Jackson National Life Insurance Company of New York, which is an affiliate of the parent company of the Advisor.





--------------------------- ---------------------- ----------------- ------------------------ --------------------- ----------------


                                                                                                   Number of
                                                                                               Portfolios in the        Other
                              Current Position                                                   Fund Complex        Directorships
Manager/Officer (age) &        with the JNLNY       Length of Time    Principal Occupation      Overseen by the       held by the
Address                         Variable Fund           Served        for the past 5 years          Manager            Manager
--------------------------- ---------------------- ----------------- ------------------------ --------------------- ----------------
Officers
--------------------------- ---------------------- ----------------- ------------------------ --------------------- ----------------
Thomas J. Meyer (55)        Vice President,        2/99 to present   General Counsel,            Not Applicable       Not Applicable
1 Corporate Way             Counsel and Secretary                    Senior Vice President
Lansing, Michigan 48951                                              and Secretary of
                                                                     Jackson National Life
                                                                     Insurance Company
--------------------------- ---------------------- ----------------- ------------------------ --------------------- ----------------
Mark D. Nerud (35)          Vice President and     2/99 to present   Chief Financial             Not Applicable       Not Applicable
225 West Wacker Drive       Assistant Treasurer                      Officer and Managing
Chicago, IL 60606                                                    Board Member of the
                                                                     Adviser; Chief
                                                                     Operating Officer of
                                                                     Jackson National Life
                                                                     Distributors, Inc.;
                                                                     Vice President - Fund
                                                                     Accounting &
                                                                     Administration of
                                                                     Jackson National Life
                                                                     Insurance Company
--------------------------- ---------------------- ----------------- ------------------------ --------------------- ----------------
Susan S. Rhee (30)          Assistant Secretary    1/00 to present   Secretary of the            Not Applicable       Not Applicable
1 Corporate Way                                                      Adviser; Associate
Lansing, MI 48951                                                    General Counsel of
                                                                     Jackson National
                                                                     Life Insurance
                                                                     Company (7/01 to
                                                                     present),
                                                                     Senior Attorney of
                                                                     Jackson National
                                                                     Life Insurance
                                                                     Company (1/00 to
                                                                     7/01);
                                                                     Goldman, Sachs & Co.
                                                                     (10/99 to
                                                                     12/99); Van
                                                                     Eck Associates
                                                                     Corporation
                                                                     (9/97 to 10/99)
--------------------------- ---------------------- ----------------- ------------------------ --------------------- ----------------


               COMMITTEES OF THE BOARD OF MANAGERS

The JNLNY Variable Fund's Executive Committee is empowered to act in place of the Board of Managers between meetings with full power and authority to bind the Board on all matters other than such matters requiring the vote of a full majority of the Board or matters which require the attendance of the Board in person. Messrs. Hopping and Fritts are the members of the Executive Committee. The committee had no meetings in the last fiscal year.

The Audit Committee assists the Board of Managers in fulfilling its oversight responsibilities by providing oversight with respect to the preparation and review of the financial reports and other financial information provided by the JNLNY Variable Fund to the public or government agencies. The Audit Committee also reviews the JNLNY Variable Fund's internal controls regarding finance, accounting, legal compliance and the JNLNY Variable Fund's auditing, accounting and financial processes generally. Messrs. Bouchard and McPherson and Mrs. Engler are the members of the Audit Committee. The Audit Committee had 3 meetings in the last fiscal year.

The Pricing Committee oversees the valuation of portfolio securities when there are missing prices or pricing errors. Messrs. Hopping and Fritts are the members of the Pricing Committee. Actions of the Pricing Committee are when deemed appropriate by the Board, subsequently ratified by the Board. The Pricing Committee had 12 meetings in the last fiscal year.

CERTAIN POSITIONS OF DISINTERESTED MANAGERS AND THEIR FAMILY MEMBERS

None of the disinterested Managers, nor any member of a disinterested Manager's immediate family, held any position (other than the disinterested Manager's position as such with the JNLNY Variable Fund or other funds in the Fund Complex) including as officer, employee, director or general partner during the two most recently completed calendar years with: (i) any Fund; (ii) an investment company, or a person that would be an investment company but for the exclusion provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as any Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or principal underwriter of any Fund; (iii) an investment adviser, principal underwriter or affiliated person of any Fund; or (iv) any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of any Fund.

OWNERSHIP OF MANAGERS OF SHARES IN THE FUNDS OF THE JNLNY VARIABLE FUND

As of December 31, 2001, the Managers beneficially owned the following interests in shares of the Funds:

------------------------------- -------------------------------------------- --------------------------------------------
                                                                             Aggregate Dollar Range of equity
                                                                             Securities in All registered Investment
                                Dollar Range of Equity Securities in the     Companies Overseen by the Manager in the
Manager                         Funds                                        Fund Complex
------------------------------- -------------------------------------------- --------------------------------------------
Andrew B. Hopping               None                                         Over $100,000
------------------------------- -------------------------------------------- --------------------------------------------
Robert A. Fritts                None                                         Over $100,000
------------------------------- -------------------------------------------- --------------------------------------------
Michael Bouchard                None                                         None
------------------------------- -------------------------------------------- --------------------------------------------
Michelle Engler                 None                                         None
------------------------------- -------------------------------------------- --------------------------------------------
Peter McPherson                 None                                         None
------------------------------- -------------------------------------------- --------------------------------------------

As described in the Prospectus, interests in the Funds are sold only to JNLNY Separate Account I. Messrs. Hopping and Fritts are the beneficial owners of interests in certain other funds in the Fund Complex through their participation in a qualified retirement plan maintained by Jackson National Life Insurance Company for its officers and employees, which invests in certain other funds in the Fund Complex.

OWNERSHIP BY DISINTERESTED MANAGERS OF INTERESTS IN CERTAIN AFFILIATES OF THE JNLNY VARIABLE FUND

As of December 31, 2001, none of the disinterested Managers, nor any member of a disinterested Manager's immediate family, owned beneficially or of record any securities in an adviser or principal underwriter of any Fund, or a person directly or indirectly controlling or under common control with an investment adviser or principal underwriter of any Fund.

MANAGER COMPENSATION

The officers of the JNLNY Variable Fund and the Managers who are "interested persons" receive no compensation from the JNLNY Variable Fund. Disinterested Managers are paid $5,000 for each meeting of a fund in the Fund Complex that they attend. The fees of the disinterested Managers are paid by JNAM as Administrator of the JNLNY Variable Fund.

The disinterested Managers received the following compensation for services as a Manager during the fiscal year ended December 31, 2001:



                                 Aggregate          Pension or         Estimated       Total Compensation
                               Compensation    Retirement Benefits       Annual       from JNLNY Variable
                              from the JNLNY    Accrued As Part of   Benefits Upon   Fund and Fund Complex
 Manager                       Variable Fund      Fund Expenses        Retirement       Paid to Managers

Michael Bouchard                  $20,000                0                 0                $20,000
Dominic D'Annunzio**              $20,000                0                 0                $20,000
Michelle Engler                   $20,000                0                 0                $20,000
Peter McPherson***                  $0                   0                 0                $25,000

**Mr. D'Annunzio was a Manager of the JNLNY Variable Fund during the fiscal year 2001 and until 2/2002.
***Mr. McPherson became a Manager of the JNLNY Variable Fund 2/2002. During the
fiscal year 2001 he was a disinterested Trustee of JNL Series Trust and received compensation in respect of his services as a Trustee of that investment company.

Neither the JNLNY Variable Fund nor any of the other investment companies in the Fund Complex has adopted any plan providing pension or retirement benefits for Managers.

                    PRINCIPAL HOLDERS OF THE FUNDS' INTERESTS

As of April 4, 2002, the officers and Managers of the JNLNY Variable Fund, as a group, owned less than 1% of the then outstanding interests of the JNLNY Variable Fund.

Because the interests of the Funds of the JNLNY Variable Fund are sold only to JNLNY Separate Account I to fund certain variable annuity contracts (the "Contracts") issued by Jackson National Life Insurance Company of New York ("JNLNY"), JNLNY is the owner of record of all of the interests in the Funds.

As may be required by applicable law and interpretations of the staff of the SEC, JNLNY will solicit voting instructions from owners of Contracts regarding matters submitted to interest holder vote, and will vote the interests held by its Separate Account in accord with the voting instructions received from Contract owners to whose Contracts such interests are attributable. This is sometimes referred to as "pass through" voting. Further, those interests held in the Separate Account for which no voting instructions are received from Contract owners, also will be voted by JNLNY in the same proportions as those interests for which voting instructions are received from Contract owners. This is sometimes referred to as "echo" voting.

As of April 4, 2002, no persons beneficially owned more than 5% or more of the interests in the Fund(s).

                                   PERFORMANCE

A Fund's historical performance may be shown in the form of total return. This performance measure is described below. Performance advertised for a Fund may or may not reflect the effect of any charges that are imposed under a variable annuity contract (Contract) that is funded by the Fund. Such charges, described in the prospectus for the Contract, will have the effect of reducing a Fund's performance.

Standardized average annual total return and non-standardized total return measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of a Fund.

STANDARDIZED AVERAGE TOTAL RETURN

A Fund's standardized average annual total return quotation is computed in accord with a method prescribed by rules of the Securities and Exchange Commission (SEC). Standardized average annual total return shows the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one-, five- and ten-year periods, or for a period covering the time the Fund has been in existence if the Fund has not been in existence for one of the prescribed periods. Because average annual total returns tend to smooth out variations in the Fund's returns, you should recognize that they are not the same as actual year-by-year results. The standardized average annual total return for a Fund for a specific period is found by first taking a hypothetical $1,000 investment (initial investment) in the Fund's shares on the first day of the period, adjusting to deduct the applicable charges, if any, and computing the redeemable value of that investment at the end of the period. The redeemable value is then divided by the initial investment, and the quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.

The standardized average annual total return will be based on rolling calendar quarters and will cover at least periods of one, five and ten years, or a period covering the time the Fund has been in existence, if it has not been in existence for one of the prescribed periods.

NON-STANDARDIZED TOTAL RETURN

Non-standardized total return may also be advertised. Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized average annual total return. Non-standardized total return for a specific period is calculated by first taking an investment ("initial investment") in the applicable Fund's shares on the first day of the period and computing the end value of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund during the period have been reinvested at net asset value on the payment dates. Non-standardized total return may also be shown as the increased dollar value of the hypothetical investment over the period.

PERFORMANCE   QUOTATIONS  ARE  HISTORICAL  AND  NOT   REPRESENTATIVE  OF  FUTURE
PERFORMANCE

A Fund's performance quotations, including standardized total return, non-standardized total return, yield and effective yield, are based upon historical results and are not necessarily representative of future performance. The Fund's interests are sold at net asset value. Returns and net asset values will fluctuate. Factors affecting a Fund's performance include general market conditions, operating expenses and investment management. Shares of a Fund are redeemable at the then current net asset value, which may be more or less than original cost.

           INVESTMENT ADVISER, SUB-ADVISER AND OTHER SERVICE PROVIDERS

INVESTMENT ADVISER

Jackson National Asset Management, LLC ("JNAM"), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the JNLNY Variable Fund. As investment adviser, JNAM provides the JNLNY Variable Fund with professional investment supervision and management. JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company ("JNL"), which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom.

JNAM acts as investment adviser to the JNLNY Variable Fund pursuant to an Investment Advisory and Management Agreement. Prior to January 31, 2001, Jackson National Financial Services, LLC ("JNFS"), an affiliate of JNAM, acted as investment adviser to the Fund. JNAM assumed all related investment management duties from JNFS pursuant to a Plan of Merger dated January 31, 2001. The Board of Managers approved the merger on November 9, 2000.

The Investment Advisory and Management Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Managers who are not parties to such agreement or interested persons of any such party except in their capacity as Managers of the Fund, and (ii) the interest holders of each Fund or the Board of Managers. It may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding interests of a Fund with respect to that Fund, and will terminate automatically upon assignment. Additional Funds may be subject to a different agreement. The Investment Advisory and Management Agreement provides that JNAM shall not be liable for any error of judgment, or for any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of JNAM in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement. As compensation for its services, the JNLNY Variable Fund pays JNAM a fee in respect of each Fund as described in the Prospectus.

The Target Funds are obligated to pay JNAM the following fees:

    Assets                                         Annual Rate
    ------                                         -----------
    All Assets                                        .65%

INVESTMENT SUB-ADVISER

JNAM has entered into a Sub-Advisory Agreement with First Trust Advisors L.P. ("First Trust") to manage the investment and reinvestment of the assets of each Fund, subject to JNAM's supervision.

First Trust, an Illinois limited partnership formed in 1991 and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, is the sub-adviser for each Fund of the JNLNY Variable Fund. First Trust's address is 1001 Warrenville Road, Lisle, Illinois 60532. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, Nike Securities Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, Nike Securities Corporation, and a number of limited partners. Nike Securities Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. Pursuant to a Sub-Advisory Agreement with JNAM, First Trust is responsible for selecting the investments of each Fund consistent with the investment objectives and policies of that Fund, and will conduct securities trading for the Fund. First Trust discharges its responsibilities subject to the policies of the Board of Managers of the JNLNY Variable Fund and the oversight and supervision of JNAM, which pays First Trust's sub-advisory fees.

Under the Sub-Advisory Agreement, First Trust provides each Fund with discretionary investment services. Specifically, First Trust is responsible for supervising and directing the investments of each Fund in accord with each Fund's investment objective, program, and restrictions as provided in the Prospectus and this Statement of Additional Information. First Trust is also responsible for effecting all security transactions on behalf of each Fund.

The Sub-Advisory Agreement also provides that First Trust, its directors, officers, employees, and certain other persons performing specific functions for the Funds will only be liable to the Funds for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

The Sub-Advisory Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by a majority of the Managers who are not parties to such agreement or interested persons of any such party except in their capacity as Managers of the Fund and by the interest holders of each Fund or the Board of Managers. It may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding interests of a Fund with respect to that Fund, and will terminate automatically upon assignment or upon the termination of the investment management agreement between JNAM and the Fund. Additional Funds may be subject to a different agreement. The Sub-Advisory Agreement also provides that First Trust is responsible for compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended (Code), applicable to each Fund (relating to the diversification requirements applicable to investments in funds underlying variable annuity contracts).

JNAM is obligated to pay First Trust out of the advisory fee it receives from each Target Fund the following fees:

Assets                                             Annual Rate
------                                             -----------
All Assets                                            .20%

MANAGERS' CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Under the 1940 Act, an investment advisory or sub-advisory contract initially must be approved by a vote of the majority of the outstanding voting securities of the investment company (which, in the case of a newly organized Fund, may be a vote by the sole initial shareholder), and may continue in effect for a period longer than two years from the date of its execution only so long as continuance is specifically approved at least annually by the Managers or by a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of the investment company.

Further, the 1940 Act requires that an investment advisory or sub-advisory agreement, or the continuance thereof, be approved by a vote of the majority of the disinterested Managers cast in person at a meeting called for the purpose of voting on such approval. The 1940 also Act places a specific duty upon the Managers to request and evaluate, and a corresponding duty upon the investment adviser and sub-adviser, if applicable, to furnish, such information as reasonably may be necessary to evaluate the terms of the agreement.

The Managers are presented at each of their regular meetings with reports and analyses by JNAM and the sub-adviser regarding (i) the investment performance of each Fund of the JNLNY Variable Fund, in relation to benchmark indices and in relation to other funds having similar investment objectives; (ii) Fund brokerage; and (iii) portfolio compliance matters. In addition to submitting quarterly written reports regarding the Funds under their management, portfolio management representatives of the Funds' sub-adviser also make in-person reports to the Managers at least annually.

The Managers review and consider these reports and presentations as part of their responsibility to manage the affairs of the JNLNY Variable Fund. These reports and presentations also form a part of the information considered by the Managers in determining whether to approve the continuation of the agreements with JNAM and the sub-adviser.

Described below is a summary of additional information provided to and considered by the Managers, and their conclusions with respect thereto, that formed the basis of the Managers' approval of the current investment advisory and sub-advisory agreements of the JNLNY Variable Fund.

     INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT WITH JNAM

     In determining to approve the current Investment Advisory and Management Agreement with JNAM, the Managers considered the information provided by JNAM indicating that:

     o the services to be provided by JNAM under the agreement were necessary for the operation of the Fund

     o    the  quality  of the  services  which  had  been  provided  by  JNAM's predecessor, JNFS, in the past, as evidenced by the investment performance of the Funds in relation to their benchmark indices and in relation to other investment company portfolios with similar investment objectives, was within reasonable expectations

     o the compensation proposed to be paid JNAM for its services under the agreement, and the overall expenses of the JNLNY Variable Fund, were reasonable in relation to the nature and quality of the services to be provided by JNAM.

     SUB-ADVISORY AGREEMENT WITH FIRST TRUST

     The Managers approved the current sub-advisory agreement with First Trust, and submitted the new agreement for approval by interest holders at a meeting held May 16, 2002, at which meeting the interest holders approved the agreement. In determining to approve the sub-advisory agreement, the Managers considered information provided by First Trust, as well as information and analysis provided by JNFS with respect to First Trust. Specifically, the types of information considered by the Managers in determining approval of the sub-advisory agreement was in the best interests of the Funds, were the following:

     o The Managers were presented with historical performance data, prepared by First Trust, reflecting the hypothetical performance of the investment strategies pursued by the Funds and comparing that performance to benchmark indices, indicating the performance of those hypothetical portfolios were within reasonable expectations.

     o The Managers were presented with information, prepared by First Trust, describing First Trust's investment processes, the security selection criteria employed in managing the Funds, and the qualifications of the First Trust personnel involved in managing the Funds.

     o The Managers were presented with information regarding the financial condition of First Trust's general partner.

     o The Managers were presented with information regarding the investment advisory and sub-advisory fees charged by First Trust with respect to other investment advisory clients pursuing investment strategies similar to those of the Funds, indicating the fees proposed to be paid First Trust under the sub-advisory agreement were comparable with those paid by others for similar services.

LICENSE AGREEMENTS. JNAM, Jackson National Life Insurance Company of New York and the JNLNY Variable Fund have entered into a Sub-License Agreement with First Trust under the terms of which the Funds and JNLNY are permitted to use and refer to certain copyright, trademark and proprietary rights and trade secrets of Dow Jones & Company.

JNLNY has also entered into a License Agreement with Standard & Poor's(R). The JNL/First Trust The S&P Target 10 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which are determined, composed and calculated by S&P without regard to the Licensee or the Fund. S&P has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

ADMINISTRATIVE FEE. Each Fund pays to JNAM an Administrative Fee. Each Fund, except the First Trust/JNL Global Target 15 Fund, pays an Administrative Fee of ..15% of the average daily net assets of the Fund. The First Trust/JNL Global Target 15 Fund pays an Administrative Fee of .20% of the average daily net assets of the Fund. In return for the Administrative Fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds. In accord with the Administration Agreement, JNAM is responsible for the payment of expenses related to legal, audit, fund accounting, custody, printing and mailing and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, and the fees and expenses of the disinterested Managers and of independent legal counsel to the disinterested Managers.

CUSTODIAN AND TRANSFER AGENT. Boston Safe Deposit & Trust Company, One Boston Place, Boston, Massachusetts 02108, acts as custodian for each Fund of the JNLNY Variable Fund. In general, the custodian is responsible for holding the Funds' cash and securities and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds.

JNAM is the transfer agent and dividend-paying agent for each Fund of the JNLNY Variable Fund.

INDEPENDENT ACCOUNTANTS. The Fund's independent accountants, KPMG LLP, 90 South Seventh Street, Minneapolis, MN 55402, audits and reports on the Fund's annual financial statements and performs other professional accounting, auditing and advisory services when engaged to do so by the JNLNY Variable Fund.

FUND TRANSACTIONS AND BROKERAGE. Pursuant to the Sub-advisory Agreement, First Trust is responsible for placing all orders for the purchase and sale of portfolio securities of the Funds. First Trust is obliged to place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the Funds ("best execution"), and First Trust has adopted policies and procedures intended to assist it in fulfilling that obligation.

The cost of securities transactions for each portfolio consist not only of brokerage commissions (for transactions in exchange-traded equities and certain derivative instruments) or dealer or underwriter spreads for other types of securities, but also may include the market price impact of the Funds' transactions. Over-the-counter stocks, bonds and money market instruments generally are traded on a net basis and do not normally involve brokerage commissions.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, First Trust will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

In selecting brokers and dealers through which to effect transactions, First Trust gives consideration to a number of factors described in its policy and procedures. First Trust's policies and procedures generally include as factors for consideration such matters as price, confidentiality, dealer spread or commission, if any, the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution. Consideration of these factors by First Trust, either in terms of a particular transaction or First Trust's overall responsibilities with respect to the Fund and any other accounts managed by First Trust, could result in the Fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

Under the terms of the Sub-Advisory Agreement, and subject to best execution, First Trust also expressly is permitted to give consideration to the value and quality of any research, statistical, quotation or valuation services provided to the sub-adviser by the broker or dealer. In placing a purchase or sale order, First Trust may use a broker whose commission in effecting the transaction is higher than another broker might have charged for the same transaction if First Trust determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or First Trust's overall responsibilities with respect to the Fund and any other accounts managed by First Trust. Research services provided by brokers and dealers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Research services provided by brokers through which the sub-advisers effect Fund transactions may be used by First Trust in serving any or all of their accounts, and not all such services may be used by First Trust in connection with First Trust's services to the Fund.

During the fiscal year ended December 31, 2001, the Funds did not direct portfolio securities transactions, nor pay any commissions thereon, to brokers which provided research services to the Fund's sub-adviser.

The Managers periodically review the Sub-Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds and review commissions paid by the Funds over a period of time to determine if they are reasonable in relation to the benefit to the Funds.

Portfolio transactions for a Fund may be executed on an agency basis through brokers that are affiliated with the Fund, JNAM or First Trust, if, in First Trust's judgment, the use of such affiliated brokers is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, the affiliated broker charges the Fund a commission rate consistent with those charged by the affiliated broker to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act, and are reported to and reviewed by the Managers on a regular basis.

Subject to compliance with Rule 10f-3 under the 1940 Act, the sub-adviser is permitted to purchase securities from an underwriting syndicate in which an affiliate of the sub-adviser is a member. All such transactions are reported to and reviewed by the Managers on a regular basis.

Subject to compliance with Rule 17a-7 under the 1940 Act, the sub-adviser is permitted to cause a Fund to purchase securities from or sell securities to another account, including another investment company, advised by the sub-adviser. All such transactions are reported to and reviewed by the Managers on a regular basis.

There are occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for the fund and for other accounts served by JNAM or First Trust, or an affiliated company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are effected only when JNAM or First Trust believes that to do so is in the interest of the Fund and all other accounts participating. When such concurrent authorizations occur the executions will be allocated in an equitable manner.

CODE OF ETHICS. To mitigate the possibility that a Fund will be adversely affected by personal trading of employees, the JNLNY Variable Fund, JNAM, and First Trust have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes contain policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information regarding portfolio transactions of the Funds. JNAM's Code complies, in all material respects, with the recommendations of the Investment Company Institute. Subject to the requirements of the Codes, employees may invest in securities for their own investment accounts, including securities that may be purchased or held by the Funds.

                 PURCHASES, REDEMPTIONS AND PRICING OF INTERESTS

The Separate Account may purchase interests of the Funds at their net asset value. Interests are purchased using premiums received on policies issued by JNLNY. The Separate Account is funded by interests of the Funds.

All investments in the Funds are credited to the interest holder's account in the form of full and fractional interests of the designated Funds (rounded to the nearest 1/1000 of an interest). The JNLNY Variable Fund does not issue interest certificates.

As stated in the Prospectus, the net asset value (NAV) of each Fund's interests is determined once each day on which the New York Stock Exchange (NYSE) is open (a "Business Day") at the close of the regular trading session of the Exchange (normally 4:00 p.m., Eastern Time, Monday through Friday). The NAV of a Fund's interests is not determined on the days the NYSE is closed, which days generally are New Year's Day, Martin Luther King Jr. holiday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The per interest NAV of a Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of interests outstanding. In determining NAV, securities listed on the national securities exchanges, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Securities that are traded on the over-the-counter market are valued at their closing bid prices. The values of foreign securities and currencies are translated to U.S. dollars using exchange rates in effect at the time of valuation. A Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on the amortized cost basis. The Managers have adopted procedures pursuant to which the Administrator may determine the "fair value" of securities for which a current market price is not available. Securities for which quotations are not readily available, and other assets, are valued at fair values determined in good faith under procedures established by and under the supervision of the Managers.

Certain of the Funds invest in securities that are traded in European and Far Eastern securities markets. Due to differences in local time, trading in securities on European and Far Eastern securities exchanges and over-the-counter markets normally is completed well before the close of business on each Business Day. In addition, European and Far Eastern securities trading generally, or in a particular country or countries may not take place on all Business Days due to differing national holidays or for other reasons. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on other days which are not Business Days and on which a Fund's net asset value is not calculated. A Fund calculates net asset value per share, and effects sales, redemptions and repurchases of its shares at that net asset value per share, as of the close of the NYSE once on each Business Day. A Fund's net asset value calculation does not take place contemporaneously with the determination of the prices of the majority of the foreign portfolio securities used in such calculation.

The Fund may suspend the right of redemption for any Fund only under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of interest holders.

       DESCRIPTION OF INTERESTS; VOTING RIGHTS; INTEREST HOLDER INQUIRIES

DESCRIPTION OF INTERESTS. The JNLNY Variable Fund may issue an unlimited number of full and fractional interests of each Fund and divide or combine such interests into a greater or lesser number of interests without thereby changing the proportionate interests in the Fund. Each interest of a Fund represents an equal proportionate interest in that Fund with each other interest. The JNLNY Variable Fund reserves the right to create and issue any number of series of interests. In that case, the interests of each series would participate equally in the earnings, dividends, and assets of the particular Fund. Upon liquidation of a Fund, interest holders are entitled to share pro rata in the net assets of such Fund available for distribution to interest holders. Each issued and outstanding interest in a Fund is entitled to participate equally in dividends and distributions declared by its corresponding Fund, and in the net assets of the Fund remaining upon liquidations or dissolution after outstanding liabilities are satisfied. The interests of each Fund, when issued, are fully paid and nonassessable. They have no preemptive, conversion, cumulative dividend or similar rights. They are freely transferable. Interests in a Fund do not have cumulative rights. This means that owners of more than half of the JNLNY Variable Fund's interests voting for election of Managers can elect all the Managers if they so choose. Then, the remaining interest owners would not be able to elect any Managers.

VOTING RIGHTS. Interest holders are entitled to one vote for each interest held. Interest holders may vote on the election of Managers and on other matters submitted to meetings of interest holders. In regard to termination, sale of assets, or change of investment restrictions, the right to vote is limited to the holders of interests of the particular Fund affected by the proposal. When a majority is required under the 1940 Act, it means the lesser of 67% or more of the interests present at a meeting when the holders of more than 50% of the outstanding interests are present or represented by proxy, or more than 50% of the outstanding interests.

Because the interests in the Funds of JNLNY Variable Fund are sold only to JNLNY Separate Account I to fund certain variable annuity contracts (the "Contracts") issued by Jackson National Life Insurance Company of New York ("JNLNY"), JNLNY is the owner of record of all of the interests in the Funds. As may be required by applicable law and interpretations of the staff of the SEC, JNLNY will solicit voting instructions from owners of Contracts regarding matters submitted to interest holder vote, and will vote the interests held by its Separate Account in accord with the voting instructions received from Contract owners to whose Contracts such interests are attributable. This is sometimes referred to as "pass through" voting. Further, those interests held in the Separate Account for which no voting instructions are received from Contract owners, also will be voted by JNLNY in the same proportions as those interests for which voting instructions are received from Contract owners. This is sometimes referred to as "echo" voting.

INTEREST HOLDER INQUIRIES. All inquiries regarding the JNLNY Variable Fund should be directed to the JNLNY Variable Fund at the telephone number or address shown on the cover page of the Prospectus.

                                   TAX STATUS

The Fund is not a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). The Fund nonetheless does not pay federal income tax on its interest, dividend income or capital gains. As a limited liability company whose interests are sold only to the Separate Account, the Fund is disregarded as an entity for purposes of federal income taxation. Jackson National Life of New York, through the Separate Account, is treated as owning the assets of the Funds directly and its tax obligations thereon are computed pursuant to Subchapter L of the Code (which governs the taxation of insurance companies). Under current tax law, interest, dividend income and capital gains of the Fund are not taxable to the Fund, and are not currently taxable to JNLNY or to policy owners, when left to accumulate within a variable annuity policy. Tax disclosure relating to the variable annuity policies that offer the Fund as an investment alternative is contained in the prospectuses for those policies.

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts that fund contracts such as the variable annuity policies (that is, the assets of the Funds). Failure to satisfy those standards would result in imposition of federal income tax on a variable annuity policy owner with respect to the increase in the value of the variable annuity policy. Section 817(h)(2) provides that a segregated asset account that funds contracts such as the variable annuity policies is treated as meeting the diversification standards if, as of the close of each calendar quarter, the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of those assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

The Treasury Regulations amplify the diversification standards set forth in
Section 817(h) and provide an alternative to the provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these regulations all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality shall be treated as a separate issuer.

Each Fund will be managed with the intention of complying with these diversification requirements. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which could affect the investment performance of a Fund.

                              FINANCIAL STATEMENTS

No financial statements for the JNLNY Variable Fund are included in the prospectus or in this Statement of Additional Information because the JNLNY Variable Fund had not commenced operations as of the effective date of this prospectus and Statement of Additional Information.